- --------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                             ---------------------

                                    FORM 8-K

                             ---------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 1994

                        COMMISSION FILE NUMBER 1-6402-1

                             ---------------------

                       SERVICE CORPORATION INTERNATIONAL
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    TEXAS                                       74-1488375
       (STATE OR OTHER JURISDICTION OF                      (I. R. S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)
      1929 ALLEN PARKWAY, HOUSTON, TEXAS                          77019
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                                 (713) 522-5141
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ---------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

        In June 1994, Service Corporation International ("SCI") announced an unsolicited offer to acquire 100% of the outstanding common shares of the Great Southern Group plc, ("GSG"). As of September 30, 1994, SCI owned or had commitments to acquire in excess of 98% of GSG's voting shares. SCI anticipates that the total acquisition cost will approximate $192,777,000, including the assumption of approximately $14,751,000 of existing indebtedness which SCI intends to repay. GSG is a funeral provider in the United Kingdom ("UK") and owns 157 funeral homes, 13 crematories and two cemeteries.

        In September 1994, SCI announced its offer to acquire 100% of the outstanding common shares of Plantsbrook Group plc ("PG") for approximately $312,690,000, including the assumption of approximately $13,873,000 of existing debt. PG is a funeral provider in the UK and owns 380 funeral homes. As of September 30, 1994, SCI owned or had commitments to acquire in excess of 95% of PG's voting shares.

        In addition to the acquisitions of GSG and PG, during the six months ended June 30, 1994, SCI continued to acquire funeral and cemetery operations in the United States, Australia and Canada. Excluding GSG and PG during such period, SCI acquired 64 funeral homes and 13 cemeteries (the "Other Acquired Companies") in 38 separate transactions for an aggregate purchase price of approximately $175,000,000 in the form of combinations of cash, SCI common stock, issued and assumed debt, convertible debentures and retired loans receivable held by SCI's finance subsidiary. None of SCI's acquisitions, including GSG and PG, individually meet the definition of a significant subsidiary as defined in the Securities and Exchange Commission's (the "Commission") Regulation S-X.

        Pursuant to the Commission's Regulation S-X Rule 3-05, SCI is hereby reporting the individual financial statements in pound sterling of GSG and PG for the year ended December 31, 1993 and six months ended June 30, 1994 and 1993, respectively. GSG and PG represent a substantial majority of SCI's 1994 acquisitions.

                       REPORT OF INDEPENDENT ACCOUNTANTS
                   TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
                          OF GREAT SOUTHERN GROUP PLC

     We have audited the financial statements appearing on pages 4 to 27 of Great Southern Group PLC and its subsidiaries which are expressed in pounds sterling. These consolidated financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and related schedules based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United Kingdom and United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great Southern Group and its subsidiaries at 31 December 1993 and the results of its operations and its cash flows for the year ended 31 December 1993, in conformity with accounting principles generally accepted in the United Kingdom, on the bases described in
Note 1 to the consolidated financial statements.

     Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of consolidated net income expressed in pounds sterling for the year ended 31 December 1993 and the determination of consolidated shareholders' equity also expressed in pounds sterling at 31 December 1993 to the extent summarised in Note 27 to the consolidated financial statements.

                                          ROBSON RHODES
                                          Chartered Accountants and Registered
                                          Auditor

London
England
November 14, 1994

                            GREAT SOUTHERN GROUP PLC

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                     FOR THE YEAR ENDED 31ST DECEMBER 1993

                                                                            NOTES       TOTAL
                                                                            -----      -------
                                                                                       BRITISH
                                                                                      POUND'000
Group turnover from continuing operations..................................  1&2(a)     32,743
Operating expenses.........................................................    2(b)     25,609
                                                                                       -------
Operating profit from continuing operations................................    2(a)      7,134
Net Interest payable.......................................................    5           919
                                                                                       -------
Profit on ordinary activities before taxation..............................              6,215
Tax on profit on ordinary activities.......................................    6         2,162
                                                                                       -------
Profit on ordinary activities after taxation...............................              4,053
Dividends..................................................................    7         1,906
                                                                                       -------
Transfer to reserves.......................................................   19         2,147
                                                                                       =======
Earnings per share
  Basic....................................................................    8(a)      30.4p
  Fully diluted............................................................    8(b)      28.1p
                                                                                       =======

     There were no recognized gains and losses other than the profit reported above.

NOTE OF HISTORICAL COST PROFITS AND LOSSES:

                                                                                       BRITISH
                                                                                      POUND'000
Reported profit on ordinary activities before taxation..............................   6,215
                                                                                       -----
Historical cost profit on ordinary activities before taxation.......................   6,215
                                                                                       =====
Historical cost retained profit.....................................................   2,147
                                                                                       =====

          The following notes form part of these financial statements.

                            GREAT SOUTHERN GROUP PLC

                           CONSOLIDATED BALANCE SHEET
                            AS AT 31ST DECEMBER 1993

                                                                                       BRITISH
                                                                             NOTES     POUND'000
                                                                             -----     ---------
Fixed assets
  Tangible assets..........................................................     9       27,346
  Investments..............................................................    11          116
                                                                                       -------
                                                                                        27,462
                                                                                       -------
Current assets
  Stocks...................................................................     1          729
  Debtors..................................................................    12        5,634
  Cash at bank and in hand.................................................    21(d)        18
                                                                                       -------
                                                                                         6,381
                                                                                       -------
Creditors: amounts falling due within one year.............................    13
  Borrowings...............................................................              5,871
  Other creditors..........................................................              7,337
                                                                                       -------
                                                                                        13,208
                                                                                       -------
     Net current liabilities...............................................             (6,827)
                                                                                       -------
     Total assets less current liabilities.................................             20,635
Creditors: amounts falling due after more than one year....................    14       (5,057)
Provision for liabilities and charges......................................    16         (500)
                                                                                       -------
       Net assets..........................................................     2(a)    15,078
                                                                                       =======
Capital and reserves
  Called up share capital..................................................    18        1,527
  Share premium account....................................................    19            9
  Revaluation reserve......................................................    19        4,007
  Goodwill reserve.........................................................    19       (3,150)
  Profit and loss account..................................................    19       12,685
                                                                                       -------
       Shareholders' funds.................................................    20       15,078
                                                                                       =======

     Approved by the Board of Directors on 30th March 1994 and signed on its behalf by:

James Smillie
                            Directors
Eric Norman Spencer

          The following notes form part of these financial statements.

                            GREAT SOUTHERN GROUP PLC

                                 BALANCE SHEET
                            AS AT 31ST DECEMBER 1993

                                                                                       BRITISH
                                                                             NOTES     POUND'000
                                                                             -----     ---------
Fixed assets
  Tangible assets..........................................................     9          250
  Investment in group companies............................................    10       31,874
  Other investments........................................................    11          116
                                                                                       -------
                                                                                        32,240
                                                                                       -------
Current assets
  Debtors..................................................................    12        4,177
  Cash at bank and in hand.................................................                  6
                                                                                       -------
                                                                                         4,183
                                                                                       -------
Creditors: amounts falling due within one year.............................    13
  Borrowings...............................................................              5,437
  Other creditors..........................................................              2,088
                                                                                       -------
                                                                                         7,525
                                                                                       -------
     Net current liabilities...............................................             (3,342)
                                                                                       -------
     Total assets less current liabilities.................................             28,898
Creditors: amounts falling due after more than one year....................    14       (4,093)
Provision for liabilities and charges......................................    16           (4)
                                                                                       -------
       Net assets..........................................................             24,801
                                                                                       =======
Capital and reserves
  Called up share capital..................................................    18        1,527
  Share premium account....................................................    19            9
  Revaluation reserve......................................................    19        3,171
  Merger reserve...........................................................    19        3,540
  Special reserve..........................................................    19        6,854
  Profit and loss account..................................................    19        9,700
                                                                                       -------
       Shareholders' funds.................................................    20       24,801
                                                                                       =======

     Approved by the Board of Directors on 30th March 1994 and signed on its behalf by:

James Smillie
                            Directors
Eric Norman Spencer

          The following notes form part of these financial statements.

                            GREAT SOUTHERN GROUP PLC

                        CONSOLIDATED CASH FLOW STATEMENT
                     FOR THE YEAR ENDED 31ST DECEMBER 1993

                                                                             BRITISH    BRITISH
                                                                            POUND'000  POUND'000
                                                                            ---------  ---------
Net cash inflow from operating activities (note 21a)........................             8,762
                                                                                       =======
Net cash outflow from returns on investments and servicing of finance
  Interest received.........................................................      88
  Interest paid.............................................................  (1,007)
  Dividends paid to shareholders............................................  (1,812)   (2,731)
                                                                              ------
Taxation paid...............................................................            (2,804)
Net cash outflow from investing activities
  Purchase of tangible fixed assets.........................................  (3,895)
  Purchase of investments...................................................      (2)
  Disposal of tangible fixed assets.........................................     958
  (Acquisition)/disposal of goodwill (note 21b).............................    (423)   (3,362)
                                                                              ------   -------
                                                                                        (8,897)
                                                                                       =======
Net cash (outflow)/inflow before financing..................................              (135)
Net cash outflow from financing activities
  New amounts borrowed......................................................     656
  Repayment of amounts borrowed (note 21c)..................................  (1,006)
  Capital element of hire purchase payment (note 21c).......................  (1,084)   (1,434)
                                                                              ------   -------
(Decrease) in cash (note 21d)...............................................            (1,569)
                                                                                       =======

          The following notes form part of these financial statements.

                            GREAT SOUTHERN GROUP PLC

                       NOTES TO THE FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED 31ST DECEMBER 1993

1. ACCOUNTING POLICIES

  Basis of accounting

     The financial statements have been prepared in accordance with the historical cost convention (as modified by the revaluation of certain fixed assets) and applicable accounting standards. As permitted by section 210 of the Companies Act 1985, the profit and loss account of the parent company has not been separately presented in the financial statements.

  Consolidation

     The group financial statements deal with the state of affairs and earnings of the company and all its subsidiary undertakings. The only subsidiary undertakings of the group are subsidiary companies. Where acquisitions are accounted for on the acquisition basis of accounting, the results are included from the date of purchase and the difference between the price paid and the fair value of net assets acquired, after providing for any costs arising as a consequence of integration, is taken to reserves.

  Turnover

     The turnover of the Group represents income receivable from the provision of: cremations and interments; funeral services, monumental masonry and contracting; and membership fees and other income from the sale of pre-arranged funeral plans. Turnover is shown exclusive of inter-company trading, disbursements and value added tax.

  Value Added Tax

     The provision of funeral services, cremation and burial are exempt supplies for Value Added Tax and as a consequence related Value Added Tax on expenses and direct costs may not be recovered and is included in costs and expenses.

  Deferred Taxation

     Where there is a reasonable probability that a liability may arise in the future, provision is made for taxation deferred by relief available on fixed assets in excess of the depreciation charged in the financial statements. This provision is made at the rate of corporation tax due to be applicable at the date that the deferred taxation is estimated to become payable. Advance corporation tax on current dividends which will be offset against future corporation tax liabilities is deducted from the deferred taxation account. Where material, provision is also made for short term timing differences.

  Tangible fixed assets

     (i) All freehold properties including group cemeteries and crematoria and funeral directing establishments are maintained, as a matter of group policy, by a programme of repair and refurbishment such that the residual values of these properties are at least equal to their book values. Having regard to this, it is the opinion of the Directors that depreciation of any such property as required by the Companies Act 1985 and standard accounting practice would not be material.

     (ii) Depreciation is calculated to write off all other tangible fixed assets by equal instalments over their expected useful lives at the following annual rates:

                Computer equipment............................    25.0 per cent
                Vehicles......................................    12.5 per cent
                Others........................................    10.0 per cent

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

1. ACCOUNTING POLICIES -- (CONTINUED)

        Short leasehold property is amortised over the life of the lease.

  Stocks

     Stocks comprise finished goods being assembled coffins, fittings and memorials and are valued at the lower of cost and estimated realisable value. There is no material difference between replacement value and cost.

  Pension Arrangements

     The Group operates a Retirement and Death Benefit scheme and an Executive Pension scheme. It also makes provision for pensions for employees outside those schemes through the Great Southern Welfare Trust. In each case the assets of the pension schemes are separate from the assets of the Group. The Executive Pension Scheme and the Great Southern Welfare Trust are treated as defined contribution schemes. As such the pension cost charge is the amount of contributions paid in the year. The Retirement and Death Benefit scheme is a defined benefit pension scheme. In principle the group contributes to this scheme an amount equal to the regular cost of pensions as calculated by a qualified actuary based on a constant percentage of current and expected pensionable payroll. The regular pension costs so calculated are charged to profit and loss accounts. Triennial valuations of the Retirement and Death Benefit scheme are performed by the actuary using the aggregate method. These actuarial valuations may reveal an experience surplus or deficit.

     Any surplus or deficit is amortised through the profit and loss account evenly over the average remaining service life of current employees.

  Leased Assets

     Rentals are charged to profit on a straight line basis over the lease term. Assets held under finance leases are included in the balance sheets and depreciated in accordance with the Group's normal accounting policies. The present value of future rentals is shown as a liability. The interest element of rental obligations is charged to the profit and loss account over the period of the lease in proportion to the balance of capital repayments outstanding.

  Financial Reporting Standard Number 3

     The 1992 profit and loss account has been restated by minor amounts in accordance with FRS3 which affects the group accounts for the first time. Interest receivable and investment income is now excluded from operating profit. Profit on disposal of fixed assets now excludes realised revaluation reserve.

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

                                                                                     BRITISH
2(A) SEGMENTAL REPORTING                                                            POUND'000
Turnover
  Retail funeral services..........................................................   25,080
  Crematoria and Cemeteries........................................................    5,925
  Pre-arranged funeral plans.......................................................    1,738
                                                                                     -------
                                                                                      32,743
                                                                                     =======
Operating Profit
  Retail funeral services..........................................................    4,825
  Crematoria and Cemeteries........................................................    1,906
  Pre-arranged funeral plans.......................................................      878
                                                                                     -------
                                                                                       7,609
  Provision for permanent diminution in property values............................     (475)
                                                                                     -------
                                                                                       7,134
                                                                                     =======
Net Assets
  Retail funeral services..........................................................   13,024
  Crematoria and Cemeteries........................................................   10,539
  Pre-arranged funeral plans.......................................................      751
                                                                                     -------
                                                                                      24,314
Group Borrowings...................................................................   (9,236)
                                                                                     -------
Group Net Assets...................................................................   15,078
                                                                                     =======

     The amounts shown above for pre-arranged funeral plans relate to the Income and Net Assets of Chosen Heritage Limited. Funeral pre-payments are paid to an independent Trust, details of which are set out in note 26, and are not included in the income of the Group.

     The turnover, operating profit and net assets of acquisitions are not considered sufficiently material to require separate disclosure.

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

2(B) OPERATING EXPENSES

                                                                                      BRITISH
                                                                                     POUND'000
                                                                                     ---------
Operating profit is stated after charging:
  Changes in stock of finished goods...............................................        5
  Raw materials and consumables....................................................    3,167
  Staff costs......................................................................   11,482
  Depreciation of tangible fixed assets
  -- owned.........................................................................    1,040
  -- subject to Hire Purchase agreement............................................      471
Auditors' remuneration
  -- audit including expenses......................................................       65
  -- other services................................................................       80
Operating lease rentals:
Buildings..........................................................................    1,398
Other operating charges............................................................    7,667
Property Provision.................................................................      475
                                                                                     -------
                                                                                      25,850
and crediting:
  Profit on sale of tangible fixed assets..........................................      (33)
  Operating lease rentals: land and buildings......................................     (208)
                                                                                     -------
                                                                                      25,609
                                                                                     =======

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

3. DIRECTORS

                                                                                 BRITISH
                                                                                POUND'000
        Directors' emoluments:
          Management remuneration.............................................    482
          Executive Incentive Scheme..........................................     35
          Fees................................................................     59
          Pension contributions...............................................    105
                                                                                  ---
                                                                                  681
                                                                                  ===
          Pensions to former directors........................................      7
                                                                                  ===

     The Executive Incentive Scheme applies to Executive Directors of the Company and is paid annually in arrears at the discretion of the Remuneration Committee, based on an increase in the Group's profit before taxation over the previous year.




                                                                                HIGHEST PAID
                                                                  CHAIRMAN        DIRECTOR
                                                                  --------      ------------
                                                                  BRITISH         BRITISH
                                                                 POUND'000       POUND'000
        Fees/management remuneration............................   25              117
        Executive Incentive Scheme..............................   --                8
                                                                  ---              ---
                                                                   25              125
        Pension Contributions...................................   --               23
                                                                  ---              ---
                                                                   25              148
                                                                  ===              ===

     Number of other directors (excluding pension contributions) in the range:

                                                                               NUMBERS
                                                                               -------
        British Pound   5,001 to British Pound  10,000........................   1
        British Pound  10,001 to British Pound  15,000........................   1
        British Pound  15,001 to British Pound  20,000........................   1
        British Pound  60,001 to British Pound  65,000........................   1
        British Pound 101,001 to British Pound 105,000........................   1
        British Pound 105,001 to British Pound 110,000........................   1
        British Pound 115,001 to British Pound 120,000........................   1

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

4. EMPLOYEES

                                                                                     NUMBERS
                                                                                     -------
Average number of people (including directors) employed by the Group during the year was:
  Administration and Managerial....................................................      121
  Operational including Retail Branch Staff........................................      857
                                                                                     -------
                                                                                         978
                                                                                     =======

                                                                                      BRITISH
                                                                                     POUND'000
Costs in respect of these employees:
  Wages and salaries...............................................................   10,249
  Social security costs............................................................      873
  Pension contributions............................................................      360
                                                                                     -------
                                                                                      11,482
                                                                                     =======
Pension Costs
Defined benefit scheme.............................................................
  Regular costs....................................................................      466
  Amortisation of experience surplus...............................................     (206)
                                                                                     -------
                                                                                         260
Defined contributions schemes......................................................      100
                                                                                     -------
                                                                                         360
                                                                                     =======

     The most recent formal actuarial review of the Retirement and Death Benefit Scheme was at 6 April 1991 and the results of this show that the market value of assets was British Pound 6.1 million. At the valuation date the actuarial value of the assets was sufficient to cover 132% of the accrued liabilities, allowing for future salary increases. The main actuarial assumptions were:

            Investment returns.......................................     10% p.a.
            Salary increases.........................................    7.5% p.a.
            Pension increase.........................................      5% p.a.
            Average remaining service lives..........................   10.5 years

     The Trustees have recommended enhanced benefits which will reduce the experience surplus. The remainder of the surplus will be addressed by reductions in the annual contribution calculated by the actuary to spread the reduction in contributions over the average remaining service lives of members of the scheme.

5. NET INTEREST PAYABLE

                                                                                     BRITISH
                                                                                    POUND'000
                                                                                    ---------
On bank loans and overdrafts and on other loans wholly repayable within five
  years............................................................................      698
On hire purchase contracts.........................................................      296
On Great Southern Group PLC floating rate unsecured loan notes 1998................       13
                                                                                     -------
                                                                                       1,007
Interest receivable and investment income..........................................      (88)
                                                                                     -------
Net Interest payable...............................................................      919
                                                                                     =======

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

6. TAXATION

                                                                                  BRITISH
                                                                                 POUND'000
    Charge for taxation based on the profit for the year:
      Corporation tax at 33%....................................................   2,138
      Deferred tax at 33%.......................................................      24
                                                                                  ------
                                                                                   2,162
    Under provisions for earlier years:
      Deferred tax..............................................................      --
                                                                                  ------
                                                                                   2,162
                                                                                  ======

     No Corporation Tax or Deferred Tax was provided in respect of chargeable gains arising on the disposal of operating premises due to the availability of rollover relief. This is in accordance with the Group's accounting policy for Deferred Tax.

7. DIVIDENDS

                                                                                   BRITISH
                                                                                  POUND'000
    Preference Dividends........................................................     460
    Ordinary Dividends..........................................................      --
    Interim dividend of 4p per 10p ordinary share...............................     474
    Proposed final dividend of 8.2p per 10p ordinary share......................     972
                                                                                  ------
                                                                                   1,906
                                                                                  ======

8. EARNING PER SHARE

     Earnings per share has been calculated on the following basis:

    (a)  Basic
         Profit on ordinary activities after taxation...........................   4,053
         Preference dividend....................................................    (460)
                                                                                  ------
                                                                                   3,593
                                                                                  ======

                                                                                  NUMBER
                                                                                  ------
                                                                                  '000
    Weighted average of ordinary shares in issue during the year...............   11,838
                                                                                  ------
    Earnings per share.........................................................    30.4p
                                                                                  ======

                                                                                   BRITISH
                                                                                  POUND'000
    (b)  Fully diluted
         Profit on ordinary activities after taxation...........................   4,053
                                                                                  ======

                                                                                  NUMBER
                                                                                  ------
                                                                                  '000
    Number of ordinary shares assuming full conversion of 6.75p cumulative convertible redeemable preference shares..................................  14,425
                                                                                  ------
    Earning per share...........................................................   28.1p
                                                                                  ======

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

9. TANGIBLE FIXED ASSETS

                                                                                                      THE
                                                              THE GROUP                             COMPANY
                                     -----------------------------------------------------------    -------
                                     CEMETERIES      OTHER PROPERTIES         PLANT
                                        AND        ---------------------    VEHICLES
                                     CREMATORIA                                AND
                                                                 SHORT      EQUIPMENT     TOTAL       TOTAL
         Cost or Valuation            FREEHOLD     FREEHOLD    LEASEHOLD
- -----------------------------------  ----------    --------    ---------    ---------    -------     -------
                                       BRITISH      BRITISH     BRITISH      BRITISH      BRITISH     BRITISH
                                      POUND'000    POUND'000   POUND'000    POUND'000    POUND'000   POUND'000
  At 1st January 1993..............     8,481        9,392        1,681       13,336      32,890       586
  Acquired with new subsidiaries...        --          120           --          111         231        --
  Additions........................       615          597          133        2,403       3,748        93
  Provision for permanent
     diminution in value...........        --         (475)          --           --        (475)       --
  Disposals........................        --         (732)         (15)      (1,184)     (1,931)      (85)
                                        -----        -----        -----       ------      ------       ---
At 31st December 1993..............     9,096        8,902        1,799       14,666      34,463       594
                                        -----        -----        -----       ------      ------       ---
Depreciation
  At 1st January 1993..............        --           --          549        5,979       6,528       315
  Acquired with new subsidiaries...        --           --           --           84          84        --
  Charge in year...................        --           --           78        1,433       1,511        75
  Eliminated on disposal...........        --           --           (4)      (1,002)     (1,006)      (46)
                                        -----        -----       ------       ------      ------       ---
At 31st December 1993..............        --           --          623        6,494       7,117       344
                                        -----        -----       ------       ------      ------       ---
Written down value 31st December
  1993.............................     9,096        8,902        1,176        8,172      27,346       250
                                        =====        =====       ======       ======      ======       ===

     The tangible fixed assets owned by the Company comprise plant, vehicles and equipment. The Group's freehold and certain leasehold properties were valued at 30th June 1986 on the following basis:

        (i) Cemeteries and Crematoria -- at the net current replacement cost of land and buildings;

        (ii) Other properties -- at the open market value for existing use purposes;

     Cemeteries and Crematoria and other properties comprise:

                                                                   CEMETERIES
                                                                      AND         OTHER
                                                                   CREMATORIA   PROPERTIES
                                                                   ----------   ----------
                                                                    BRITISH      BRITISH
                                                                   POUND'000    POUND'000
        At cost less provision for diminution in value...........    4,386        7,003
        At valuation in 1986.....................................    4,710        1,899
                                                                     -----        -----
        At 31st December 1993....................................    9,096        8,902
                                                                     =====        =====

     The historical cost equivalent at 31st December 1993 of Cemeteries, Crematoria and other freehold properties included at valuation was:

                                                                   CEMETERIES
                                                                      AND         OTHER
                                                                   CREMATORIA   PROPERTIES
                                                                   ----------   ----------
                                                                    BRITISH      BRITISH
                                                                   POUND'000    POUND'000
        Cost.....................................................    1,271        935
                                                                     =====        ===

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

9. TANGIBLE FIXED ASSETS -- (CONTINUED)

     Motor vehicles included above which are subject to hire purchase agreements have a net book value of:

                                                             THE GROUP   THE COMPANY
                                                             ---------   -----------
            Cost...........................................     3,768         57
            Depreciation...................................    (1,072)       (15)
                                                               ------        ---
            Net book value.................................     2,696         42
                                                               ======        ===

10. INVESTMENT IN GROUP COMPANIES

     This represents the cost of shares in subsidiary companies:

                                                                           COST
                                                                          -------
                                                                          BRITISH
                                                                         POUND'000
            1st January 1993...........................................   31,384
            Additions during the year at cost..........................      490
                                                                          ------
                                                                          31,874
                                                                          ======

     The principal subsidiary companies are all wholly owned, operate in Great Britain and are registered in England. Great Southern Group PLC holds 100% of the voting rights of these companies.

         PRINCIPAL SUBSIDIARY COMPANIES                       ACTIVITIES
         ------------------------------                       ----------
    The Crematorium Company Limited..........  Operation of crematoria and cemeteries
    Family Funeral Directors Limited.........  Provision of funeral services
    Monumental Masons Limited................  Manufacture and provision of memorials
    Chosen Heritage Limited..................  Provision of pre-arranged funeral plans and the arrangement of related funeral
                                               services.

     Information on non-principal subsidiary companies will be contained in the company's next Annual Return.

11. OTHER INVESTMENTS

                                                                    STAFF
                                                     UNLISTED      MORTGAGE    REDEMPTION
                                                    INVESTMENTS      LOAN       POLICIES     TOTAL
                                                    -----------    --------    ----------    -----
                                                      BRITISH      BRITISH      BRITISH     BRITISH
                                                     POUND'000     POUND'000   POUND'000   POUND'000
    The Group and the Company
      Cost at 1st January 1993....................       38            25           51         114
      Additions...................................       --            --            2           2
                                                        ---           ---          ---        ----
                                                         38            25           53         116
                                                        ===           ===          ===        ====

                                                                                    AT
                                                                                   31ST
                                                                                 DECEMBER
                                                                                 --------
                                                                                 BRITISH
                                                                                POUND'000
    Directors' valuation of unlisted investments...............................     184
    Surrender value of redemption policies.....................................      68
                                                                                   ====

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

11. OTHER INVESTMENTS -- (CONTINUED)

     At 31st December 1993 the Group held 14.4% of the issued share capital of Kent County Crematorium PLC which is registered in England.

12. DEBTORS

                                                                           THE        THE
                                                                          GROUP     COMPANY
                                                                         -------    -------
                                                                         BRITISH    BRITISH
                                                                        POUND'000  POUND'000
    Trade debtors.....................................................    3,462        --
    Amounts due from parent company...................................       49        43
    Amounts due from subsidiary companies.............................       --     3,456
    Other debtors.....................................................    1,370         5
    Prepayments and accrued income....................................      753       334
    Advance corporation tax recoverable...............................       --       339
                                                                        -------    -------
                                                                          5,634     4,177
                                                                         ======    =======

13. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                           THE        THE
                                                                          GROUP     COMPANY
                                                                         -------    -------
                                                                         BRITISH    BRITISH
                                                                        POUND'000  POUND'000
    Bank Overdraft....................................................      419       694
    Terms loans (note 15).............................................    4,700     4,700
    Unsecured loans...................................................       30        30
    Hire purchase creditor............................................      722        13
                                                                        -------    -------
           Borrowings.................................................    5,871     5,437
                                                                         ======    =======
    Payments received on account......................................      240        --
    Trade creditors...................................................    1,210        46
    Corporation tax...................................................    1,633        --
    Advance corporation tax...........................................      477       477
    Taxation and social security......................................      324        18
    Accruals and deferred income......................................    2,251       345
    Proposed dividend.................................................    1,202     1,202
                                                                        -------    -------
           Other Creditors............................................    7,337     2,088
                                                                         ======    =======

14. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                           THE        THE
                                                                          GROUP     COMPANY
                                                                         -------    -------
                                                                         BRITISH    BRITISH
                                                                        POUND'000  POUND'000
    Borrowings (note 15)..............................................    5,057      4,093
                                                                         ======    =======

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

15. BORROWINGS

                                                                               THE        THE
                                                                              GROUP     COMPANY
                                                                             -------    -------
                                                                             BRITISH    BRITISH
                                                                            POUND'000  POUND'000
Great Southern Group PLC floating rate unsecured loan notes 1998
  Due within one year.....................................................       30        30
  Due between 1-2 years...................................................       21        21
  Due between 2-5 years...................................................      147       147
  Due beyond 5 years......................................................       --        --
                                                                            -------    -------
                                                                                198       198
                                                                            =======    =======
Barclays de Zoete Wedd Limited, unsecured, at LIBOR plus 1.25%, due 16th
  September 1999
  Due within one year.....................................................      325       325
  Due between 1-2 years...................................................      347       347
  Due between 2-5 years...................................................      322       322
                                                                            -------    -------
                                                                                994       994
                                                                            =======    =======
Barclays Bank PLC, unsecured, at LIBOR plus 1%
  Due within one year.....................................................    2,500     2,500
                                                                            =======    =======
Hill Samuel Bank Ltd, unsecured, British Pound 4,125 at LIBOR plus 1%,
  British Pound 1,000 at LIBOR plus .875%
  Due within one year.....................................................    1,875     1,875
  Due between 1-2 years...................................................    1,125     1,125
  Due between 2-5 years...................................................    2,125     2,125
                                                                            -------    -------
                                                                              5,125     5,125
                                                                            =======    =======
Hire purchase creditors
  Due within one year.....................................................      722        13
  Due between 1-2 years...................................................      593         6
  Due between 2-5 years...................................................      377        --
                                                                            -------    -------
                                                                              1,692        19
                                                                            =======    =======
Total Borrowings
  Due within one year (see note 13).......................................    5,871     5,437
  Due between 1-2 years...................................................    2,086     1,499
  Due between 2-5 years...................................................    2,971     2,594
  Due beyond 5 years......................................................       --        --
                                                                            -------    -------
                                                                             10,928     9,530
                                                                            =======    =======

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

16. PROVISIONS FOR LIABILITIES AND CHARGES

                                                                         THE         THE
                                                                        GROUP      COMPANY
                                                                      ---------    -------
                                                                       BRITISH     BRITISH
                                                                      POUND'000   POUND'000
    Environmental Protection Provision
    Balance 1st January.............................................      232          --
    Released to Profit and loss account.............................     (232)         --
                                                                      ---------     -------
    Balance 31st December...........................................       --          --
    Deferred Taxation (note 17).....................................      500           4
                                                                      ---------     -------
                                                                          500           4
                                                                      ========      =======

17. DEFERRED TAXATION

     (a) The Group

                                                                               BRITISH
                                                                              POUND'000
      Deferred taxation provided at 33%
      At 1st January 1993..................................................      813
      Acquired with new subsidiaries.......................................        2
      Charged to profit and loss account...................................       24
                                                                               -----
      At 31st December 1993................................................      839
      Advance corporation tax recoverable..................................     (339)
                                                                               -----
                                                                                 500
                                                                               =====

                                                                                       NOT
                                                                        PROVIDED    PROVIDED
                                                                        --------    --------
                                                                         BRITISH     BRITISH
                                                                        POUND'000   POUND'000
    Capital expenditure allowances....................................      909          --
    Other timing differences..........................................      (70)         --
    Property revaluation surplus and gains rolled over................       --         696
                                                                        --------     --------
                                                                            839         696
    Advance Corporation Tax...........................................     (339)         --
                                                                        --------     --------
                                                                            500         696
                                                                         ======      ======

     Potential and unprovided deferred tax relating principally to property revaluation surpluses will be dependent on the agreement of March 1982 valuations with the Inland Revenue.

     (b) The Company

                                                                               BRITISH
                                                                              POUND'000
      Deferred taxation provided at 33%
      At 1st January 1993...................................................      10
      Released to profit and loss account...................................       6
                                                                                -----
      At 31st December 1993.................................................       4
                                                                                ====

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

17. DEFERRED TAXATION -- (CONTINUED)

                                                                                      NOT
                                                                        PROVIDED    PROVIDED
                                                                        --------   ---------
                                                                        BRITISH     BRITISH
                                                                        POUND'000  POUND'000
    Capital expenditure allowances....................................      4            --
    Gains rolled over.................................................     --            61
                                                                        -----        ------
                                                                            4            61
                                                                        =====        ======

18. CALLED UP SHARE CAPITAL

                                                                                   BRITISH
                                                                                  POUND'000
    Authorised
      18,200,000 ordinary shares of 10p each....................................    1,820
      6,928,571 6.75p cumulative convertible redeemable preference shares of 5p
         each...................................................................      346
                                                                                   ------
                                                                                    2,166
                                                                                   ======
    Allotted, called up and fully paid
      11,852,678 ordinary shares of 10p each....................................    1,185
      6,817,690 6.75p cumulative convertible redeemable preference shares of 5p
         each...................................................................      341
      136,060 deferred shares of 1p each........................................        1
                                                                                   ------
                                                                                    1,527
                                                                                   ======

     The preference shares are convertible into ordinary shares between 1st June 1994 and 2009. The basis of conversion is the rate of 37.736 ordinary shares of 10p each for every British Pound 5 in nominal value of preference shares so converted. Full conversion of the preference shares will increase the current issued ordinary share capital of the company by 2,572,719 ordinary shares.

     On 13th June 1993 the holders of 86,479 cumulative convertible redeemable preference shares exercised their right to convert such shares to ordinary shares. 32,633 ordinary shares were issued as a consequence together with 106,050 deferred shares. The deferred shares arise from the consolidation and subdivision of fractions arising on conversion and carry no voting rights and may be redeemed by the company for a total value of 1p following conversion of all preference shares.

19. RESERVES

                                       SHARE                                 OTHER RESERVES        PROFIT &
                                      PREMIUM    REVALUATION    MERGER     SPECIAL    GOODWILL       LOSS
                                      ACCOUNT      RESERVE      RESERVE    RESERVE    RESERVE       ACCOUNT
                                      -------    -----------    -------    -------    --------     ---------
                                      BRITISH      BRITISH      BRITISH    BRITISH     BRITISH       BRITISH
                                     POUND'000    POUND'000    POUND'000  POUND'000   POUND'000     POUND'000
Group
  At 1st January 1993...............      9          4,007           --         --      (2,727)     10,538
  Goodwill arising on acquisition...     --             --           --         --        (423)         --
  Retained profit...................     --             --           --         --          --       2,147
                                      -------     --------       ------     ------     -------     -------
  At 31st December 1993.............      9          4,007           --         --      (3,150)     12,685
                                      =======     ========       ======     ======     =======     =======
Company
  At 1st January 1993...............      9          3,171        3,540      6,937          --       7,702
  Goodwill arising on acquisition...     --             --           --        (83)         --          --
  Retained profit...................     --             --           --         --          --       1,998
                                       ------     --------       ------     ------     -------     -------
  31st December 1993................      9          3,171        3,540      6,854          --       9,700
                                      =======     ========       ======     ======     =======     =======

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

19. RESERVES -- (CONTINUED)

     On 13th June 1988 a special resolution was passed reducing the share premium account by British Pound 9,101,000. This was confirmed by the court on 9th July 1988 and the amount arising on the reduction was transferred to a special reserve.

     The cost of cumulative goodwill for companies and businesses remaining in the group at the year end, written off to reserves, is British Pound 15,791,000.

     The revaluation reserve in the company relates to properties which have, since valuation, been transferred to subsidiary companies and is considered unrealised.

     The Company has taken advantage of section 230 of the Companies Act 1985 and a separate profit and loss account for the Company is not therefore presented. The Company's profit after taxation for the financial year was British Pound 3,904,000.

20. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                                  BRITISH
                                                                                 POUND'000
    The Group
    Profit for the financial year..............................................    4,053
    Dividends..................................................................   (1,906)
    Goodwill taken to Reserves.................................................     (423)
                                                                                 -------
    Increase in shareholders' funds............................................    1,724
    Shareholders' funds at 1st January 1993....................................   13,354
                                                                                 -------
          Shareholders' funds at 31st December 1993.............................  15,078
                                                                                 =======
    The Company
    Profit for the financial year..............................................    3,904
    Dividends..................................................................   (1,906)
    Goodwill taken to Reserves.................................................      (83)
                                                                                 -------
    Increase in shareholders' funds............................................    1,915
    Shareholders' funds at 1st January 1993....................................   22,886
                                                                                 -------
    Shareholders' funds at 31st December 1993..................................   24,801
                                                                                 =======

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

21. NOTES TO THE CASH FLOW STATEMENT

                                                                              BRITISH
                                                                             POUND'000
(a)  Net cash inflow from operating activities
     Operating Profit.......................................................    7,609
     Depreciation...........................................................    1,511
     Profit on sale of tangible fixed assets................................      (33)
     Increase in stock......................................................      (17)
     Increase in debtors....................................................     (552)
     Increase in creditors..................................................      476
     Provision released.....................................................     (232)
                                                                              -------
                                                                                8,762
                                                                              =======
(b)  Effect of acquisition and disposal of businesses
     Fixed assets...........................................................      147
     Goodwill...............................................................      423
     Debtors................................................................       49
     Stock..................................................................        5
     Creditors..............................................................      (51)
                                                                              -------
                                                                                  573
                                                                              =======
     Satisfied by Cash......................................................      417
     Loan Notes.............................................................      156
                                                                              -------
       See also note 2(a)...................................................      573
                                                                              =======
(c)  Analysis of changes in financing
     Loans and hire purchase obligations
     Balance at 1st January.................................................   11,943
     New loans..............................................................      500
     Loan Notes issued......................................................      156
     Cash outflows of financing.............................................   (2,090)
                                                                              -------
       Balance at 31st December.............................................   10,509
                                                                              =======

                                                                         CHANGE
                                                             1993       IN YEAR      1992
                                                             ----       -------      ----
                                                            BRITISH     BRITISH     BRITISH
                                                           POUND'000   POUND'000   POUND'000
(d)  Analysis of the balance of cash equivalents included
     in the balance sheet.
     Cash at bank..........................................     18     (1,150)      1,168
     Bank overdrafts.......................................   (419)      (419)         --
                                                              ----     ------       -----
                                                              (401)    (1,569)      1,168
                                                              ====     ======       =====

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

22. FUTURE EXPENDITURE

  Capital Expenditure

     Commitments for capital expenditure at 31st December not provided in these financial statements.

                                                                          THE          THE
                                                                         GROUP       COMPANY
                                                                         -----       -------
                                                                         BRITISH     BRITISH
                                                                        POUND'000   POUND'000
    Contracted for.....................................................  1,171          --
    Approved by the Directors but not contracted for...................  2,248         120
                                                                         =====         ===

  Commitments under operating leases

     At 31st December there were annual commitments under operating leases as follows:

                                                                          THE          THE
                                                                         GROUP       COMPANY
                                                                         -----       -------
                                                                         BRITISH     BRITISH
                                                                        POUND'000   POUND'000
    Land and buildings
      Expiring within one year.........................................   137          --
      Expiring between two and five years inclusive....................   544          --
      Expiring in more than five years.................................   634         230
                                                                          ===         ===
    Other assets:
      Expiring within one year.........................................    17          17
                                                                          ===         ===

23. GUARANTEES

     The Company has given a guarantee to secure the bank borrowings and hire purchase liabilities of certain subsidiary companies. At 31st December 1993 these borrowings amounted to British Pound 1,725,014.

24. DIRECTORS' INTERESTS

     Messrs. E.E. Field, B.J.A. Field, C.P.J. Field, P.G. Wills and S.J. Cockburn were Directors and Shareholders in J.D. Field & Sons Limited throughout the year ended 31st December 1993. Rents totalling British Pound 257,922 for the year ended 31st December 1993 have been paid to J.D. Field & Sons Limited in respect of operating leases all expiring in more than five years.

     Mr. C.P.J. Field is a non-executive Director of Lear of London Limited, which supplied equipment and embalming services to the Group during 1993 amounting to British Pound 68,327. Lear of London Limited leases premises from the Group at a peppercorn rent as part of an agreement to provide embalming services at a discounted rate.

25. ULTIMATE PARENT COMPANY

     J.D. Field & Sons Limited, is the ultimate parent company. It is registered in England. Copies of its group financial statements will be obtainable from Companies Registration Office, Companies House, Crown Way, Maindy, Cardiff CF4 3UZ.

26.  PRE-ARRANGED FUNERAL

     Chosen Heritage Limited markets pre-arranged and pre-paid funeral plans. Members' pre-payments for funerals are held on trust by National Funeral Trust and are not included in the income results or Balance

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

26.  PRE-ARRANGED FUNERAL -- (CONTINUED)

Sheet of the Group. The value of plans sold during the year amounted to British Pound 14,856,351 (including instalment payments receivable) and the market value of funds held in the Trust at 31st December 1993 was British Pound 40,928,984. With the exception of payments for funerals performed by Family Funeral Directors Limited, contributions from National Funeral Trust to the profit of the Group arise only from the allocation of such part of any actuarial surpluses as may be approved by the Managing Trustees following the recommendation of the Trust's Independent Actuary.

27. ADJUSTMENTS AND DISCLOSURES TO REFLECT UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (U.S. GAAP)

                            GREAT SOUTHERN GROUP PLC

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                       U.K.                                                U.S.
                                       GAAP                ADJUSTMENTS                     GAAP
                                     STATUTORY   -------------------------------------      AS
                                     ACCOUNTS    DEPRECIATION  AMORTISATION  DIVIDENDS   ADJUSTED
                                    -----------  ------------  ------------  ---------   --------
                                      BRITISH      BRITISH        BRITISH     BRITISH    BRITISH
                                     POUND'000    POUND'000      POUND'000   POUND'000  POUND'000
Turnover
  Continuing Operations............    32,743                                            32,743
  Operating Expenses...............   (25,609)     (182)(1)      (383)(2)               (26,174)
                                     --------     -----         -----       ----        -------
Operating Profit from Continuing
  Operations.......................     7,134                                             6,569
Net Interest Payable...............      (919)                                             (919)
                                     --------     -----         -----       ----        -------
Profit on Ordinary Activities
  before Taxation..................     6,215      (182)         (383)                    5,650
Tax on Profit on Ordinary
  Activities.......................    (2,162)                                           (2,162)
                                     --------     -----         -----       ----        -------
Profit on Ordinary Activities after
  Taxation.........................     4,053      (182)         (383)                    3,488
Dividends..........................    (1,906)                                94(3)      (1,812)
                                     --------     -----         -----       ----        -------
Transfer to Reserves...............     2,147      (182)         (383)        94          1,676
                                     ========     =====         =====       ====        =======

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

27. ADJUSTMENTS AND DISCLOSURES TO REFLECT UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (U.S. GAAP) -- (CONTINUED)

                            GREAT SOUTHERN GROUP PLC

                           CONSOLIDATED BALANCE SHEET

                                                                           ADJUSTMENTS
                                                             ----------------------------------------
                                                             REVALUATION
                                                U.K.             TO         REINSTATEMENT                      U.S.
                                                GAAP          HISTORIC           OF                            GAAP
                                              STATUTORY         COST/         GOODWILL/                         AS
                                              ACCOUNTS      DEPRECIATION    AMORTISATION      DIVIDENDS       ADJUSTED
                                              --------      ------------    ------------      ---------       --------
                                               BRITISH        BRITISH         BRITISH          BRITISH         BRITISH
                                              POUND'000      POUND'000       POUND'000        POUND'000       POUND'000

Fixed Assets
  Tangible Assets excluding Land and
    Buildings...............................     9,348                                                          9,348
  Land and Buildings........................    17,998        (4,007)(1)                                       12,666
                                                              (1,325)(1)
                                              --------       -------         --------         -------         -------
      Total Tangible Assets.................    27,346        (5,332)                                          22,014
  Intangible Assets: Goodwill...............        --                         15,791(2)                       13,093
                                                                               (2,698)(2)
  Investments...............................       116                                                            116
                                              --------       -------         --------         -------         -------
      Total Fixed Assets....................    27,462        (5,332)          13,093                          35,223
Current Assets
  Stock.....................................       729                                                            729
  Debtors...................................     5,634                                           (339)(3)       5,295
  Cash at Bank and in Hand..................        18                                                             18
                                              --------       -------         --------         -------         -------
                                                 6,381                                           (339)          6,042
Creditors Amounts falling due within One
  Year
  Borrowings................................    (5,871)                                                        (5,871)
  Other Creditors...........................    (7,337)                                         1,541(3)       (5,796)
                                              --------       -------         --------         -------         -------
                                               (13,208)                                         1,541         (11,667)
                                              --------       -------         --------         -------         -------
Net Current Liabilities.....................    (6,827)                                         1,202          (5,625)
                                              --------       -------         --------         -------         -------
      Total Assets less Current
         Liabilities........................    20,635        (5,332)          13,093           1,202          29,598
Creditors Amounts falling due after more
  than One Year.............................    (5,057)                                                        (5,057)
Provisions for Liabilities and Charges......      (500)                                                          (500)
                                              --------       -------         --------         -------         -------
                                                15,078        (5,332)          13,093           1,202          24,041
                                              ========       =======         ========         =======         =======
Capital and Reserves
  Called Up Ordinary Share Capital..........     1,185            --               --              --           1,185
  Called Up Cumulative Convertible
    Redeemable Preference Shares (Note 6)...       341            --               --              --             341
  Called Up Deferred Shares.................         1            --               --              --               1
                                              --------       -------         --------         -------         -------
                                                 1,527                                                          1,527
  Share Premium Account.....................         9                          9,110(2)                        9,119
  Merger Reserve............................        --                          3,531(2)                        3,531
  Revaluation Reserve.......................     4,007        (4,007)(1)                                            0
  Goodwill Reserve..........................    (3,150)                         3,150(2)                            0
  Profit and Loss Account...................    12,685        (1,325)(1)       (2,698)(2)       1,202(3)        9,864
                                              --------       -------         --------         -------         -------
Shareholders Funds..........................    15,078        (5,332)          13,093           1,202          24,041
                                              =========      ========        ========         =======         =======

Land and Buildings comprises Freehold Cemeteries and Crematoria plus Other Freehold Properties.

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

27. ADJUSTMENTS AND DISCLOSURES TO REFLECT UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (U.S. GAAP) -- (CONTINUED)

     The following adjustments have been made to the consolidated profit and loss account for the year then ended and the consolidated balance sheet of Great Southern Group plc as at 31 December 1993 to determine the figures as would be reported under US GAAP.

1. Freehold Buildings have been written down to reflect a depreciation charge that assumes that the asset will be written down to a residual value of 20% of cost over a fifty year period. It has been assumed that 66% of the carrying value of "Land and Buildings" as stated in the consolidated Financial Statements is attributable to the buildings.

2. Goodwill has been capitalised and is being amortised over a period of 40 years.

3. Proposed final ordinary dividends are not recognised, being declared after 31 December 1993. Similarly, ordinary dividends proposed for the year ended 31 December 1992 but declared during 1993 have been accounted for.

   The preference dividend for the six months to 31 December 1993 is not recognised, the entitlement not arising until 1 January 1994. The entitlement to the preference dividend for the six months ended 31 December 1992 has thus been recognised.

4. The defined benefit pension scheme has, by the actuarial methods used, a surplus of projected assets over projected liabilities and any adjustment to reflect the basis set out in FAS87 is not considered likely to be material.

5. As disclosed in note 26, Great Southern Group recognises profits from its pre-arranged and pre-paid funeral plans with actuarial surpluses approved by the Managing Trustees of National Funeral Trust, on the recommendation of the Trust's independent actuary. The actuarial surplus recognised for 1993 amounted to British Pound 851,000. Approximately 50% of the funeral costs claimed under these plans relate to funerals conducted by non-Group funeral homes. This accounting policy is generally acceptable under US GAAP rules and no material adjustment arises.

   No adjustment has been made to consolidate the accounts of National Funeral Trust which holds the funds received from members (see note 26).

6. Subject to the provisions of the Companies Act 1985, the company shall, on 31 December 2009, redeem all the convertible preference shares then in issue at par, together with a premium of 95p per share and any arrears or accruals of dividend (whether or not such dividend has been declared), by giving not less than 14 days prior written notice.

7. Operating Leases

   The annual payments under non-cancellable operating leases to which the company is committed are as follows:

                                                                   BRITISH
                                                                   POUND'000
                    1994.......................................       1,307
                    1995.......................................       1,290
                    1996.......................................       1,274
                    1997.......................................       1,245
                    1998.......................................       1,186
                    Thereafter.................................      13,398
                                                                   --------
                                                                     19,700


   The majority of operating lease commitments relate to land and buildings.

                            GREAT SOUTHERN GROUP PLC

                     FOR THE YEAR ENDED 31ST DECEMBER 1993

27. ADJUSTMENTS AND DISCLOSURES TO REFLECT UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (U.S. GAAP) -- (CONTINUED)

8. Earnings per share

   Earnings per share under U.S. GAAP is as follows:

                                                                          BRITISH
                                                                         POUND'000
            Primary
              Profit on ordinary activities after taxation..............   3,488
              Preference dividend.......................................    (463)
                                                                          ------
                                                                           3,025
                                                                          ======

                                                                          NUMBER
                                                                          ------
                                                                           '000
              Weighted average of ordinary shares in issue during the
                year....................................................  11,838
                                                                          ------
              Earnings per share........................................    25.6p
                                                                          ======

                                                                          BRITISH
                                                                         POUND'000
            Fully diluted
              Profit on ordinary activities after taxation..............   3,488
                                                                          ======

                                                                          NUMBER
                                                                          ------
                                                                           '000
              Number of ordinary shares assuming full conversion of
                6.75p cumulative convertible redeemable preference
                shares..................................................  14,425
                                                                          ------
              Earnings per share........................................    24.2p
                                                                          ======

                            GREAT SOUTHERN GROUP PLC

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
               FOR THE SIX MONTHS ENDED 30TH JUNE 1994 AND 1993
                                  (UNAUDITED)

                                                                                       1994              1993
                                                                                     ---------------------------
                                                                                      BRITISH           BRITISH
                                                                                     POUND'000         POUND'000
Turnover...........................................................................    17,181            16,583
Cost...............................................................................    12,975            12,633
                                                                                      -------           -------
Operating profit...................................................................     4,206             3,950
Interest payable...................................................................       384               503
                                                                                      -------           -------
Profit before taxation.............................................................     3,822             3,447
Taxation...........................................................................     1,261             1,138
                                                                                      -------           -------
Profit after taxation..............................................................     2,561             2,309
Preference dividend................................................................       229               230
                                                                                      -------           -------
                                                                                        2,332             2,079
Interim dividend 4.5p..............................................................       534               474
                                                                                      -------           -------
                                                                                        1,798             1,605
                                                                                      =======           =======
Earnings per share -- basic*.......................................................      19.7p             17.6p
                                                                                      =======           =======
Earnings per share -- fully diluted+...............................................      17.8p             16.0p
                                                                                      =======           =======

- ---------------

                                                                                      -------------------------
                                                                                       000'S             000'S
                                                                                      -------           -------
* Based on a weighted average of Ordinary Shares in issue of.......................    11,853            11,822
+ After assuming full conversion of the 6.75 pence Convertible Preference Shares
  and the resulting total of Ordinary Shares in issue of...........................    14,425            14,425

                            GREAT SOUTHERN GROUP PLC

                           CONSOLIDATED BALANCE SHEET
                              AS AT 30TH JUNE 1994
                                  (UNAUDITED)

                                                                                   BRITISH
                                                                                  POUND'000
Fixed assets
  Tangible assets................................................................   28,410
  Investments....................................................................      120
                                                                                   -------
                                                                                    28,530
                                                                                   -------
Current assets
  Stocks.........................................................................      709
  Debtors........................................................................    4,542
  Cash at bank and in hand.......................................................      109
                                                                                   -------
                                                                                     5,360
                                                                                   -------
Creditors: Amounts falling due within one year
  Borrowings.....................................................................    5,560
  Other creditors................................................................    7,115
                                                                                   -------
                                                                                    12,675
                                                                                   -------
       Net current liabilities...................................................   (7,315)
                                                                                   -------
       Total assets less current liabilities.....................................   21,215
Creditors: Amounts falling due after more than one year
  Borrowings.....................................................................   (4,019)
  Provisions for liabilities and charges.........................................     (648)
                                                                                   -------
                                                                                    16,548
                                                                                   =======
Capital and reserves
  Called up share capital........................................................    1,527
  Share premium account..........................................................        9
  Revaluation reserve............................................................    4,007
  Goodwill reserve...............................................................   (3,478)
  Profit and loss account........................................................   14,483
                                                                                   -------
                                                                                    16,548
                                                                                   =======

                            GREAT SOUTHERN GROUP PLC

                        CONSOLIDATED CASH FLOW STATEMENT
               FOR THE SIX MONTHS ENDED 30TH JUNE 1994 AND 1993
                                  (UNAUDITED)

                                                                                       1994                         1993
                                                                        ---------------------------------------------------
                                                                                      BRITISH                      BRITISH
                                                                                     POUND'000                    POUND'000
Operating profit......................................................    4,206                       3,950
Depreciation..........................................................      814                         726
Profit on Sale of Tangible Fixed Assets...............................      (12)                        (24)
Decrease/(Increase) in Inventory......................................       20                         (24)
Decrease in Debtors...................................................    1,092                         522
Increase in Creditors.................................................     (691)        5,429          (272)         4,878
                                                                        -------                     -------
Interest Paid.........................................................     (384)                       (503)
Dividends Paid........................................................   (1,202)       (1,586)       (1,108)        (1,611)
                                                                        -------                     -------
Taxation Paid.........................................................                   (205)                      (1,321)
Purchase of Tangible Fixed Assets.....................................   (2,058)                     (1,402)
Purchase of Investments...............................................       (4)                         (6)
Disposal of Tangible Fixed Assets.....................................      192                         344
Acquisition of Goodwill...............................................     (328)       (2,198)         (276)        (1,340)
                                                                        -------       -------       -------        -------
                                                                                        1,440
Loan Notes Issued.....................................................       --                         156            606
Repayment of Amounts Borrowed.........................................     (906)                       (411)
Repayment of Hire Purchase contracts..................................     (443)       (1,349)         (399)          (654)
                                                                        -------       -------       -------        -------
Increase/(Decrease) in Cash...........................................                     91                          (48)
                                                                                      =======                      =======

- ---------------

Notes

1.  Acquisitions
      Fixed Assets....................................................                     25                          147
      Goodwill........................................................                    328                          276
                                                                                      -------                      -------
                                                                                          353                          423
                                                                                      =======                      =======
    Financed by Cash
2.  Changes in financing
      Loans & Hire Purchase at 31st December 1993 and 1992............                 10,928                       11,943
      Loan Notes Issued...............................................                     --                          156
      Cash outflows at 30th June 1994.................................                 (1,349)                        (810)
                                                                                      -------                      -------
                                                                                        9,579                       11,289
                                                                                      =======                      =======

                           GREAT SOUTHERN GROUP PLC

                      NOTES TO THE FINANCIAL STATEMENTS
               FOR THE SIX MONTHS ENDED 30TH JUNE 1994 AND 1993
                                 (UNAUDITED)

1. ADJUSTMENTS AND DISCLOSURES TO REFLECT U.S. GAAP

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                            1994
                                     -------------------------------------------------------
                                        U.K.                                           U.S.
                                        GAAP                  ADJUSTMENTS              GAAP
                                      STATUTORY      ---------------------------        AS
                                      ACCOUNTS       DEPRECIATION   AMORTISATION     ADJUSTED
                                      ---------      ------------   ------------     --------
                                      BRITISH         BRITISH         BRITISH         BRITISH
                                     POUND'000       POUND'000       POUND'000       POUND'000
Turnover............................   17,181                                          17,181
Costs...............................   12,975              91(1)          192(2)       13,258
Net Interest Payable................      384                                             384
Tax on Profit on Ordinary
  Activities........................    1,261                                           1,261
                                      -------         -------         -------         -------
Profit on Ordinary Activities.......    2,561             (91)           (192)          2,278
                                      =======         =======         =======         =======

                                                            1993
                                     -------------------------------------------------------
                                        U.K.                                           U.S.
                                        GAAP                  ADJUSTMENTS              GAAP
                                      STATUTORY      ---------------------------        AS
                                      ACCOUNTS       DEPRECIATION   AMORTISATION     ADJUSTED
                                      ---------      ------------   ------------     --------
                                      BRITISH         BRITISH         BRITISH         BRITISH
                                     POUND'000       POUND'000       POUND'000       POUND'000
Turnover............................   16,583                                          16,583
Costs...............................   12,633              98(1)          191(2)       12,922
Net Interest Payable................      503                                             503
Tax on Profit on Ordinary
  Activities........................    1,138                                           1,138
                                      -------         -------         -------         -------
Profit on Ordinary Activities.......    2,309             (98)           (191)          2,020
                                      =======         =======         =======         =======

                           CONSOLIDATED BALANCE SHEET

                                                                 ADJUSTMENTS
                                                        ----------------------------
                                                        REVALUATION
                                         U.K.               TO                                           U.S.
                                         GAAP            HISTORIC                                        GAAP
                                        STATUTORY         COSTS/          GOODWILL/                       AS
                                        ACCOUNTS       DEPRECIATION     AMORTISATION    DIVIDENDS      ADJUSTED
                                        ---------      ------------     ------------    ---------      --------
                                        BRITISH         BRITISH         BRITISH         BRITISH        BRITISH
                                        POUND'000       POUND'000       POUND'000       POUND'000      POUND'000
Fixed assets
  Tangible assets.....................   28,410          (5,423)(1)                                     22,987
  Investments.........................      120                                                            120
                                        -------         -------         -------         -------        -------
                                         28,530          (5,423)                                        23,107
                                        -------         -------         -------         -----          -------
Intangible Assets: Goodwill...........       --                          13,229(2)                      13,229
Current assets
  Stocks..............................      709                                                            709
  Debtors.............................    4,542                                                          4,542
  Cash at bank and in hand............      109                                                            109
                                        -------         -------         -------        -------         -------
                                          5,360                                                          5,360
Creditors: Amounts falling due within
  one year
  Borrowings..........................    5,560                                                         5,560
  Other creditors.....................    7,115                                         (763)(3)        6,352
                                        -------         -------         -------         ----          -------
                                         12,675                                         (763)          11,912
                                        -------         -------         -------         ----          -------
       Net current liabilities........   (7,315)                                         763           (6,552)
                                        -------         -------         -------         ----          -------
       Total assets less current
          liabilities.................   21,215          (5,423)         13,229          763           29,784
Creditors: Amounts falling due after
  more than one year
  Borrowings..........................   (4,019)                                                      (4,019)
  Provisions for liabilities and
     charges..........................     (648)                                                        (648)
                                        -------         -------         -------         ----         -------
                                         16,548          (5,423)         13,229          763          25,117
                                        =======         =======         =======         ====         =======
Capital and reserves..................   16,548          (5,423)         13,229          763          25,117
                                        =======         =======         =======         ====         =======

- ---------------

1. Freehold Buildings have been written down to reflect a depreciation charge that assumes that the asset will be written down to a residual value of 20% of cost over a fifty year period. It has been assumed that 66% of the carrying value of "Land and Buildings" as stated in the consolidated Financial Statements is attributable to the buildings.

2. Goodwill has been capitalised and is being amortised over a period of 40 years.


3. Proposed interim ordinary dividends are not recognised being declared after 30th June 1994. The preference dividend for the six months to 30th June 1994 is not recognised, the entitlement not arising until 1st July 1994.

                           GREAT SOUTHERN GROUP PLC

               FOR THE SIX MONTHS ENDED 30TH JUNE 1994 AND 1993
                                 (UNAUDITED)

1.  ADJUSTMENTS AND DISCLOSURES TO REFLECT U.S. GAAP -- (CONTINUED)

4.  Earnings per share

     Earnings per share under U.S. GAAP is as follows:

                                                                             1994                   1993
                                                                           --------------------------------
                                                                            BRITISH                BRITISH
                                                                           POUND'000              POUND'000
        Primary
          Profit on ordinary activities after taxation...................      2,278                   2,020
          Preference dividend............................................       (230)                   (233)
                                                                           ---------               ---------
                                                                               2,048                   1,787
                                                                           =========               =========

                                                                            NUMBER                 NUMBER
                                                                             '000                   '000
          Weighted average of ordinary shares in issue during the year...     11,853                  11,822
                                                                           ---------               ---------
          Earnings per share.............................................       17.3p                   15.1p
                                                                           =========               =========

                                                                            BRITISH                BRITISH
                                                                           POUND'000              POUND'000
        Fully diluted
          Profit on ordinary activities after taxation...................      2,278                   2,020
                                                                           =========               =========

                                                                            NUMBER                NUMBER
                                                                             '000                  '000
          Number of ordinary shares assuming full conversion of 6.75p
             cumulative convertible redeemable preference shares.........     14,425                  14,425
                                                                           ---------               ---------
          Earnings per share.............................................       15.8p                   14.0p
                                                                           =========               =========

                       REPORT OF INDEPENDENT ACCOUNTANTS
                   TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
                            OF PLANTSBROOK GROUP PLC

     We have audited the consolidated financial statements appearing on pages 34 to 56 of Plantsbrook Group plc and its subsidiaries which are expressed in pounds sterling. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United Kingdom and the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Plantsbrook Group plc and its subsidiaries at 31 December 1993 and the results of its operations, and its cash flows for the year ended 31 December 1993, in conformity with accounting principles generally accepted in the United Kingdom.

     Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of consolidated net income expressed in pounds sterling for the year ended 31 December 1993 and the determination of consolidated shareholders' equity and consolidated financial position also expressed in pounds sterling at 31 December 1993 to the extent summarised in Note 21 to the consolidated financial statements.


                                          PRICE WATERHOUSE
                                          Chartered Accountants and Registered
                                          Auditors

Cornwall Court
19 Cornwall Street
Birmingham
B3 2DT
England

                                          November 14, 1994

                             PLANTSBROOK GROUP PLC

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                      FOR THE YEAR ENDED 31 DECEMBER 1993

                                                                                       BRITISH
                                                                            NOTES     POUND'000
                                                                            -----
Turnover
  Continuing Operations...................................................             51,249
  Acquisitions............................................................     2          800
                                                                                      -------
                                                                               2       52,049
Cost of sales.............................................................            (15,429)
                                                                                      -------
Gross Profit..............................................................             36,620
  Administrative expenses.................................................            (24,017)
                                                                                      -------
Operating Profit..........................................................             12,603
  Interest receivable.....................................................                210
  Interest payable........................................................     3         (796)
                                                                                      -------
Profit on Ordinary Activities before Taxation.............................     4       12,017
  Taxation................................................................     6       (3,781)
                                                                                      -------
Profit on Ordinary Activities after Taxation..............................              8,236
  Minority Interest.......................................................                 (5)
                                                                                      -------
Profit for the Financial Year.............................................              8,231
  Dividends...............................................................     7       (4,969)
                                                                                      -------
Retained Profit for the Financial Year....................................    19(a)     3,262
                                                                                      =======
Earnings per Share:                                                            8
  Basic...................................................................               8.46p
                                                                                      -------
  Fully diluted...........................................................               7.77p
                                                                                      -------

                 STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
                      FOR THE YEAR ENDED 31 DECEMBER 1993

                                                                                      BRITISH
                                                                                     POUND'000
Profit for the financial year........................................................  8,231
Unrealised gain on Trust Fund investments............................................    136
                                                                                       -----
       Total Recognised Gains relating to the Year...................................  8,367
                                                                                       =====

                             PLANTSBROOK GROUP PLC

                           CONSOLIDATED BALANCE SHEET
                             AS AT 31 DECEMBER 1993

                                                                                      BRITISH
                                                                          NOTES      POUND'000
                                                                          -----
Fixed Assets
  Tangible assets.......................................................     9         36,353
  Trust fund assets.....................................................    10          1,170
                                                                                      -------
Current Assets
  Stocks................................................................    12            919
  Debtors...............................................................    13          9,215
  Cash at bank and in hand..............................................                1,924
                                                                                      -------
                                                                                       12,058
                                                                                      -------
Creditors
  Amounts falling due with one year.....................................    14        (16,449)
                                                                                      -------
       Net Current Liabilities..........................................               (4,391)
                                                                                      -------
Total Assets Less Current Liabilities...................................               33,132
Creditors:
  Amounts falling due after more than one year..........................    15         (8,366)
                                                                                      -------
                                                                                       24,766
                                                                                      =======
Capital and Reserves
  Called up share capital...............................................    18         11,551
  Share premium account.................................................    19(a)      10,967
  Merger reserve........................................................    19(a)      81,563
  Capital redemption reserve............................................    19(a)           2
  Revaluation reserve...................................................    19(a)         136
  Profit and loss account...............................................    19(a)       1,634
                                                                                      -------
Shareholders' Funds -- Gross............................................              105,853
Goodwill written off....................................................    19(a)     (81,091)
                                                                                      -------
Shareholders' Funds -- Net..............................................               24,762
Minority interests......................................................                    4
                                                                                      -------
                                                                                       24,766
                                                                                      =======
Reconciliation of movements in Shareholders' Funds
Profit for the financial year...........................................                8,231
  Dividends.............................................................               (4,969)
                                                                                      -------
  Retained profit for the financial year................................                3,262
  Issue of shares.......................................................    18          1,964
  Goodwill written off..................................................    19(a)      (1,640)
  Revaluation of Trust Fund investments.................................    19(a)         136
                                                                                      -------
Net additions to Shareholders' Funds....................................                3,722
Opening Shareholders' Funds -- Net......................................               21,040
                                                                                      -------
Closing Shareholders' Funds -- Net......................................               24,762
                                                                                      =======

     Approved by the Board on 24 March 1994 and signed on its behalf.

P T Hindley            Directors
R A W Middleton

                             PLANTSBROOK GROUP PLC

                             COMPANY BALANCE SHEET
                             AS AT 31 DECEMBER 1993

                                                                                      BRITISH
                                                                          NOTES      POUND'000
                                                                          -----      ---------
Fixed Assets
  Tangible Assets.......................................................     9          9,068
  Investments...........................................................    11        122,502
                                                                                      -------
                                                                                      131,570
                                                                                      -------
Current Assets
  Stocks................................................................    12            908
  Debtors...............................................................    13         41,253
  Cash at bank and in hand..............................................                1,525
                                                                                      -------
                                                                                       43,686
                                                                                      -------
Creditors:
  Amounts falling due within one year...................................    14        (25,520)
                                                                                      -------
Net Current Assets......................................................               18,166
                                                                                      -------
Total Assets Less Current Liabilities...................................              149,736
Creditors:
  Amounts falling due after more than one year..........................    15        (33,333)
Provisions for Liabilities and Charges..................................    17         (1,910)
                                                                                      -------
                                                                                      114,493
                                                                                      =======
Capital and Reserves
  Called up share capital...............................................    18         11,551
  Share premium account.................................................    19(b)      10,967
  Merger reserve........................................................    19(b)      81,563
  Capital redemption reserve............................................    19(b)           2
  Profit and loss account...............................................    19(b)      10,410
                                                                                      -------
                                                                                      114,493
                                                                                      =======

     Approved by the Board on 24 March 1994 and signed on its behalf.

P T Hindley            Directors
R A W Middleton

                             PLANTSBROOK GROUP PLC

                              CASH FLOW STATEMENT
                      FOR THE YEAR ENDED 31 DECEMBER 1993

                                                                              BRITISH     BRITISH
                                                                   NOTES     POUND'000   POUND'000
                                                                   -----     ---------   ---------
Net cash inflow from operating activities.......................      (i)                 17,130
Returns on investments and servicing of finance
  Net interest paid.............................................                (665)
  Dividends paid................................................              (4,610)
                                                                              ------
                                                                                          (5,275)
Taxation
  Taxation paid.................................................                          (2,849)
                                                                                          ------
Net cash inflow before investing activities.....................                           9,006
Investing activities
  Purchase of tangible fixed assets.............................              (3,419)
  Purchase of trust fund investments............................              (1,253)
  Purchase of businesses net of cash and cash equivalents.......     (iv)     (2,537)
  Purchase of minority interest in subsidiary...................                 (20)
  Disposal of tangible fixed assets.............................               1,570
                                                                              ------
                                                                                          (5,659)
                                                                                          ------
Net cash inflow before financing................................                           3,347
Financing
  Issue of shares...............................................     (ii)      2,008
  Share conversion and issue expenses...........................     (ii)        (44)
  Hire purchase repayments......................................     (ii)     (3,881)
  Loan notes repaid.............................................     (ii)       (409)
                                                                              ------
                                                                                          (2,326)
                                                                                          ------
Increase in cash and cash equivalents...........................    (iii)                  1,021
                                                                                          ======

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

NOTES

(I) RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                                       BRITISH
                                                                                      POUND'000
     Operating profit...............................................................   12,603
     Depreciation...................................................................    2,709
     Loss on disposal of tangible fixed assets......................................       22
     Increase in liability in respect of pre-paid funeral plans.....................    1,253
     Working capital movements:
       Stocks.......................................................................     (134)
       Debtors......................................................................     (337)
       Creditors....................................................................    1,014
                                                                                       ------
                                                                                       17,130
                                                                                       ======

(II) ANALYSIS OF MOVEMENTS IN FINANCING DURING THE YEAR

                                                                                LOAN
                                                                                STOCK
                                                                                 AND
                                                                  SHARE         HIRE        BANK
                                                                 CAPITAL*     PURCHASE      LOAN
                                                                 -------      --------     ------
                                                                 BRITISH      BRITISH     BRITISH
                                                                POUND'000    POUND'000   POUND'000
     At 31 December 1992.......................................  102,119       4,659      7,500
     Share issue proceeds......................................    2,008          --         --
     Share conversion and issue expenses.......................      (44)         --         --
     Hire purchase and loan finance............................       --       1,080         --
     Hire purchase repayments..................................       --      (3,881)        --
     Loan notes repaid.........................................       --        (409)        --
                                                                 -------      ------      -----
          At 31 December 1993..................................  104,083       1,449      7,500
                                                                 =======      ======      =====

- ---------------

     * Including share premium, merger reserve and capital redemption reserve.

(III) ANALYSIS OF MOVEMENTS IN CASH AND CASH EQUIVALENTS DURING THE YEAR

                                                                                         MOVEMENT
                                                                                            IN
                                                                    1993       1992        YEAR
                                                                    -----      -----      ------
                                                                    BRITISH    BRITISH    BRITISH
                                                                   POUND'000  POUND'000  POUND'000
     Cash at bank and in hand.....................................  1,924        950        974
     Bank overdraft...............................................     --        (47)        47
                                                                    -----      -----      -----
                                                                    1,924        903      1,021
                                                                    =====      =====      =====

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

NOTES -- (CONTINUED)

(IV) PURCHASE OF BUSINESSES

                                                                                       BRITISH
                                                                                       POUND'000
     Fair value of net assets acquired
     Tangible fixed assets...........................................................  1,084
     Stocks..........................................................................      8
     Debtors.........................................................................     45
     Creditors.......................................................................   (240)
     Cash............................................................................     36
     Bank loan.......................................................................    (63)
                                                                                       -----
                                                                                         870
     Goodwill........................................................................  1,640
                                                                                       -----
     Cash consideration..............................................................  2,510
                                                                                       =====
     Analysis of the net outflow of cash and cash equivalents
       in respect of the purchase of businesses
     Cash consideration..............................................................  2,510
     Bank loans of acquired businesses...............................................     63
     Cash acquired...................................................................    (36)
                                                                                       -----
                                                                                       2,537
                                                                                       =====

                             PLANTSBROOK GROUP PLC

                             NOTES TO THE ACCOUNTS
                      FOR THE YEAR ENDED 31 DECEMBER 1993
1. ACCOUNTING POLICIES

  Basis of preparation and consolidation

     The financial statements have been prepared under the historical cost convention as modified by the valuation of trust fund assets at market value and in accordance with applicable accounting standards. In the balance sheet, trust fund assets are shown after deduction of the related liability for future funeral costs. This represents a departure from the requirement of the Companies Act 1985. In the opinion of the Directors, this departure is necessary for the accounts to give a true and fair view. An explanation of the departure is given in the note on trust fund assets below.

     The consolidated accounts include the accounts of the Company and its subsidiaries. In accordance with the concession granted under Section 230 of the Companies Act 1985, the profit and loss account of Plantsbrook Group plc has not been separately presented in the accounts.

  Cost of acquisitions and goodwill

     In the accounts of the Company, investments in subsidiaries are stated at cost less provisions for permanent diminution in value.

     In the Group accounts goodwill, representing the excess of the purchase price of subsidiaries and other businesses over the fair value of the net assets acquired, is written off to a goodwill write-off reserve in the year of acquisition.

     Where the conditions of Section 131 of the Companies Act 1985 are met, the share premium arising on the issue of shares in consideration for the acquisition of shares is credited to a merger reserve.

  Depreciation

     Depreciation of tangible fixed assets other than properties is provided from the date of acquisition so as to write off assets over the term of their estimated useful lives. The bases and rates in use for the various classes of assets are as follows:

        Freehold and long leasehold premises        Nil
        Short leasehold premises                    Over term of lease
        Plant, machinery, fixtures and fittings:
          Computers                                 25% on cost
          Others                                    15% reducing balance basis
        Motor vehicles:
          Limousines                                10% on cost
          Others                                    15% to 25% on cost

     No depreciation is provided on freehold and long leasehold properties since it is the Group's policy to maintain all of its funeral homes and other properties to a high standard in order to protect their trade. Consequently the Directors consider the lives of these properties to be so long and the residual property values so high, based on prices prevailing at the time of acquisition, that there is no significant annual depreciation.

  Hire purchase contracts and operating leases

     Assets acquired under hire purchase contracts and finance lease agreements are capitalised at cost and depreciated in accordance with the note above. The capital element of future rentals is included under creditors. The interest is charged to the profit and loss account over the period of the lease.

     Rental costs of operating leases are charged to the profit and loss account in the period to which they relate.

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

1. ACCOUNTING POLICIES -- (CONTINUED)

  Stocks

     Stocks, which comprise funeral supplies and monumental masonry, are stated at the lower of cost and net realisable value.

  Pre-need funeral plans

     Income from pre-need funeral plans is taken to the profit and loss account as received. The liability for future funeral costs is determined based on actuarial principles and charged to cost of sales to match income. A proportion of the income received sufficient to meet the anticipated future liability to conduct funerals is deposited with independent trustees. The liability for future funeral costs and the transfers to the trust fund are determined based on advice from independent actuaries.

  Trust fund assets

     Trust fund assets include investments which are stated at market value. Unrealised surpluses arising on revaluation are credited to a revaluation reserve. Deficits resulting from the aggregate market value of investments falling below cost are charged to the profit and loss account.

     In the consolidated balance sheet, trust fund assets are shown after deducting the related liability for future funeral costs. This departure from the Companies Act 1985, which requires assets and liabilities to be shown separately, is, in the opinion of the Directors, necessary for the accounts to show a true and fair view.

  Deferred taxation

     The Group provides for deferred taxation, using the liability method, to take account of timing differences between the treatment of certain items for accounts purposes and the treatment for taxation purposes. Provision is made only to the extent that there is a reasonable probability that such tax will become payable in the foreseeable future.

  Repairs and renewals

     All repairs and renewals are charged against profits as incurred.

  Pension costs

     The Group operates a contributory defined benefit pension scheme covering the majority of its permanent employees. The scheme funds are administered by trustees and are independent of the Group's finances.

     Contributions are charged to the profit and loss account so as to spread the regular cost over the average service lives of employees in accordance with the advice of qualified actuaries. Actuarial surpluses and deficits are spread forward over the average remaining service lives of employees.

  Turnover

     Turnover comprises the amount receivable from customers for the provision of funeral and other services, excluding Value Added Tax.

2. SEGMENTAL AND GEOGRAPHICAL INFORMATION

     No segmental analysis is relevant since the Group's activities are all related to the provision of funeral services. The turnover relating to acquisitions made during the year is British Pound 800,022. It is not feasible to separately disclose the impact of these acquisitions on operating profit since the new businesses have been fully integrated into the Group's existing branch network and financial reporting structure.

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

2. SEGMENTAL AND GEOGRAPHICAL INFORMATION -- (CONTINUED)

     All turnover is derived from the United Kingdom except for exports of British Pound 355,000. No geographical analysis is provided on the grounds of immateriality.

3. INTEREST PAYABLE

     Interest on borrowings repayable within five years:

                                                                               BRITISH
                                                                               POUND'000
        Hire purchase advances..............................................     192
        Bank overdraft, bank loan and loan notes............................     604
                                                                               -----
                                                                                 796
                                                                               =====

4. PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

     The profit on ordinary activities before taxation is arrived at after charging/(crediting):

                                                                                BRITISH
                                                                               POUND'000
        Depreciation:
          Owned assets.......................................................   2,495
          Assets held under hire purchase....................................     214
                                                                                -----
                                                                                2,709
        Auditor's remuneration, including expenses...........................      49
        Redundancy costs.....................................................      16
        Property repairs.....................................................     974
        Operating lease rentals:
          Property...........................................................   2,351
          Other..............................................................     137
          Loss on disposal of tangible fixed assets..........................      22
                                                                                =====

     Additional fees paid to the auditors, Price Waterhouse, were British
Pound 89,000 in respect of taxation services and British Pound 24,000 for other services.

5. DIRECTORS AND EMPLOYEES

     Staff costs (including directors):

                                                                               BRITISH
                                                                              POUND'000
        Wages and salaries..................................................   14,341
        Social Security costs...............................................    1,218
        Pension costs (note 20).............................................      510
                                                                               ------
                                                                               16,069
                                                                               ======

     The average weekly number of persons (including directors) employed by the Group during the year was:

                                                                               NUMBER
                                                                               -----
        Management and administration.......................................      80
        Funeral staff.......................................................   1,175
                                                                               -----
                                                                               1,255
                                                                               =====

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

5. DIRECTORS AND EMPLOYEES -- (CONTINUED)

     Emoluments paid to all directors, including pension contributions:


                                                                             BRITISH
                                                                            POUND'000
        Fees..............................................................     44,000
        Performance-related bonuses.......................................     26,000
        Other emoluments..................................................    220,806
        Pension contributions.............................................     20,048
                                                                             --------
                                                                              310,854
                                                                             ========

     The performance-related bonuses are based upon the Group profitability.

     Emoluments of Chairman and highest paid director:

        Chairman
          Fees............................................................     16,000
                                                                             ========
        Highest paid director:
          Performance-related bonus.......................................     23,000
          Other emoluments................................................    107,543
          Pension contributions...........................................     10,000
                                                                             --------
                                                                              140,543
                                                                             ========

Emoluments of the directors excluding pension contributions:

                                                                           NUMBER
 British Pound     Nil to   British Pound 5,000..........................     1
 British Pound   5,001 to  British Pound 10,000..........................     3
 British Pound  15,001 to  British Pound 20,000..........................     1
 British Pound  20,001 to  British Pound 25,000..........................     2
 British Pound  70,001 to  British Pound 75,000..........................     1
 British Pound 130,001 to British Pound 135,000..........................     1
                                                                            ===

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

5. DIRECTORS AND EMPLOYEES -- (CONTINUED)

     Directors' share options

                                     NUMBER     PRICE
                                       OF       PER          FIRST DATE            LAST DATE
     DIRECTORS' SHARE OPTIONS        SHARES     SHARE       EXERCISABLE           EXERCISABLE
- -----------------------------------  ------     ----     ------------------    ------------------
P. T. Hindley......................  75,000      60p        1 November 1994       1 November 2001
                                     25,000      42p          22 April 1995         22 April 2002
                                     75,000      68p          28 April 1996         28 April 2003
                                     37,500      84p      20 September 1996     20 September 2003
R. A. W. Middleton.................  70,000      42p          22 April 1995         22 April 2002
                                     50,000      68p          28 April 1996         28 April 2003
                                     25,000      84p      20 September 1996     20 September 2003
D. G. Barber.......................  25,000      60p        1 November 1994       1 November 2001
                                     45,000      42p          22 April 1995         22 April 2002
                                     50,000      68p          28 April 1996         28 April 2003
                                     25,000      84p      20 September 1996     20 September 2003
J. Brown...........................  25,000      60p        1 November 1994       1 November 2001
                                     45,000      42p          22 April 1995         22 April 2002
                                     50,000      68p          28 April 1996         28 April 2003
                                     25,000      84p      20 September 1996     20 September 2003

6. TAXATION

                                                                                 BRITISH
                                                                                POUND'000
        Taxation based on profits for the year:
        United Kingdom corporation tax at 33%................................    4,650
        Deferred taxation (note 17)..........................................     (713)
        Adjustments in respect of previous years.............................     (156)
                                                                                 -----
                                                                                 3,781
                                                                                 =====

7. DIVIDENDS

                                                                                BRITISH
                                                                               POUND'000
        Interim ordinary dividend paid of 1.1p per share.....................    1,099
        Final ordinary dividend proposed of 2.3p per share...................    2,300
        Convertible Preference shares 1991-2001 dividend paid................    1,048
        Convertible Preference shares 1991-1997 dividend paid................      522
                                                                                 -----
                                                                                 4,969
                                                                                 =====

8. EARNINGS PER SHARE

     The basic earnings per share calculation for the year ended 31 December 1993 is based on the weighted average of 78,751,619 Ordinary shares in issue during the year and the profit of British Pound 6,661,000 which is after taxation, minority interests and preference dividends.

     The fully diluted earnings per Ordinary share calculation is based on 106,477,621 Ordinary shares in issue, after allowing for full conversion rights attaching to convertible securities and the allotment of shares under the option scheme, with a corresponding adjustment to income for interest. The conversion of the 1997 Preference shares in October 1993 has been reflected in this calculation.

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

9. TANGIBLE FIXED ASSETS

                                                                  PLANT,
                                         FREEHOLD   LEASEHOLD   MACHINERY
                                           LAND       LAND      FIXTURES
                                           AND        AND         AND      MOTOR
                    GROUP                BUILDINGS  BUILDINGS   FITTINGS  VEHICLES   TOTAL
        ------------------------------   ---------  ---------   --------  --------   -----
                                         BRITISH    BRITISH     BRITISH   BRITISH    BRITISH
                                         POUND'000  POUND'000   POUND'000 POUND'000  POUND'000
        COST
        At 31 December 1992...........   22,181     4,128       4,793     14,613     45,715
        Additions.....................    2,449       519         784      1,358      5,110
        Acquisition of subsidiary.....      450        --          23         97        570
        Disposals.....................     (903)     (406)        (69)    (1,185)    (2,563)
        Reclassification..............      (83)       83          --         --         --
                                         ------     -----       -----     ------     ------
        At 31 December 1993...........   24,094     4,324       5,531     14,883     48,832
                                         ======     =====       =====     ======     ======
        ACCUMULATED DEPRECIATION
        At 31 December 1992...........       26       918       2,925      6,776     10,645
        Charge........................       --       296         433      1,980      2,709
        Acquisition of subsidiary.....       --        --          19         78         97
        Disposals.....................       --       (39)        (58)      (875)      (972)
        Reclassification..............        4        (4)         --         --         --
                                         ------     -----       -----     ------     ------
        At 31 December 1993...........       30     1,171       3,319      7,959     12,479
                                         ======     =====       =====     ======     ======
        NET BOOK AMOUNT
        At 31 December 1993...........   24,064     3,153       2,212      6,924     36,353
                                         ======     =====       =====     ======     ======

     Of the net book amounts stated above, the following amounts relate to assets held under hire purchase arrangements:

                                                                               MOTOR
                                                                              VEHICLES
                                                                              --------
                                                                              BRITISH
                                                                              POUND'000
        Cost...............................................................     1,600
        Depreciation.......................................................      (284)
                                                                              --------
                                                                                1,316
                                                                              =======

     The net book amount of leasehold land and buildings is further analysed as follows:

                                                                              BRITISH
                                                                              POUND'000
        Long leasehold.....................................................     1,284
        Short leasehold....................................................     1,869
                                                                              --------
                                                                                3,153
                                                                              =======
        Capital commitments
        Capital expenditure authorised by the Board and contracted for.....       249
                                                                              =======
        Capital expenditure authorised by the Board but not contracted
          for..............................................................       482
                                                                              =======

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

9. TANGIBLE FIXED ASSETS -- (CONTINUED)

                                                            PLANT,
                                                           MACHINERY,
                                                           FIXTURES
                                                             AND       MOTOR
        COMPANY                                            FITTINGS   VEHICLES     TOTAL
                                                           --------   --------     -----
                                                            BRITISH    BRITISH     BRITISH
                                                           POUND'000  POUND'000   POUND'000
        COST
          At 31 December 1992...........................   4,696      14,537      19,233
          Additions.....................................     763       1,357       2,120
          Transferred from other Group companies........      38          84         122
          Disposals.....................................     (33)     (1,162)     (1,195)
                                                           -----      ------      ------
        At 31 December 1993.............................   5,464      14,816      20,280
                                                           =====      ======      ======
        ACCUMULATED DEPRECIATION
          At 31 December 1992...........................   2,860       6,746       9,606
          Charge........................................     427       1,967       2,394
          Transferred from other Group companies........      27          72          99
          Disposals.....................................     (21)       (866)       (887)
                                                           -----      ------      ------
        At 31 December 1993.............................   3,293       7,919      11,212
                                                           =====      ======      ======
        NET BOOK AMOUNT
        At 31 December 1993.............................   2,171       6,897       9,068
                                                           =====      ======      ======

10. TRUST FUND ASSETS

                                                                               BRITISH
                                                                              POUND'000

        Bank deposit accounts...............................................   1,800
        Unit trusts.........................................................   1,537
        Listed investments
          Government gilts..................................................   1,999
                                                                              ------
                                                                               5,336
        Deduct:
          Liability in respect to pre-need funeral plans....................  (4,166)
                                                                              ------
                                                                               1,170
                                                                              ======

     Investments are shown at market value. At 31 December 1993 investments at cost were British Pound 5,200,000.

     Assets are held by independent custodian trustees and are available to the Group only to meet the liabilities arising on the death of plan holders and are expected to be recoverable in more than twelve months time. The liability in respect of pre-need funeral plans is determined based on actuarial principles.

11. INVESTMENTS

                                                                              BRITISH
                                                                             POUND'000

       Investment in shares of Group companies at cost:
          At 1 January 1993................................................   97,918
          Additions........................................................   25,020
          Disposal.........................................................     (436)
                                                                             -------
        At 31 December 1993................................................  122,502
                                                                             =======

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

11. INVESTMENTS -- (CONTINUED)

     The Company's major trading subsidiaries during the year were as follows:

                                                                      NUMBER OF        PERCENTAGE
                                               ACTIVITY              SHARES HELD         HELD
                                               --------              -----------         -----
    Dignity Limited (formerly          Pre-need funeral plans         18,810 Ordinary    95%
    Dignity in Destiny Limited)                                    at British Pound 1
                                                                                 each
                                                                   750,000 Redeemable   100%
                                                                        Preference at
                                                                 British Pound 1 each
    Plantsbrook Properties plc         Property holding company  277,376,905 Ordinary   100%
    (formerly PFG Hodgson Kenyon                                          at 10p each
    (Properties) plc)
    Pitcher & Le Quesne Limited        Funeral directors,                100 Ordinary   100%
                                       Channel Islands             at British Pound 1
                                                                                 each
    Kenyon Air Transportation          Repatriation, emergency        12,500 Ordinary   100%
      Limited                          services and exhumations    at British Pound 1
                                                                                 each

     All of the above are registered and operate in England except Pitcher & Le Quesne Limited, which is registered and operates in the Channel Islands.

     The accounting reference dates of the subsidiaries are 31 December, except for Plantsbrook Properties plc which is 21 December.

     A complete list of subsidiaries is available upon request to the Company and will be filed with the next Annual Return to the Registrar of Companies.

12. STOCKS



                                                                         GROUP            COMPANY
                                                                         ----             -------
                                                                        BRITISH           BRITISH
                                                                       POUND'000         POUND'000

    Funeral supplies and monumental masonry.........................    919                908
                                                                       ====                ===

     In the opinion of the Directors there is no significant difference between the balance sheet amount of stocks and the replacement cost.

13. DEBTORS

                                                                         GROUP            COMPANY
                                                                         ----             -------
                                                                        BRITISH           BRITISH
                                                                       POUND'000         POUND'000

    Trade debtors...................................................    7,035               6,863
    Amounts due from Group companies................................       --              32,072
    Other debtors...................................................      165                  95
    Prepayments.....................................................      710                 597
    Corporation tax recoverable.....................................      730                 730
    Advance corporation tax recoverable.............................      575                 575
    Group tax relief receivable.....................................       --                 321
                                                                        -----              ------
                                                                        9,215              41,253
                                                                        =====              ======

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

14. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                         GROUP      COMPANY
                                                                        -------     -------
                                                                        BRITISH     BRITISH
                                                                       POUND'000   POUND'000
    BORROWINGS
      Bank overdraft................................................       --      4,004
      Hire purchase obligations (note 16)...........................      388        388
                                                                       ------     -------
                                                                          388      4,392
    OTHER
      Trade creditors...............................................    2,487      2,487
      Amounts owed to Group companies...............................       --      6,591
      Corporation tax...............................................    4,547      3,139
      Advance corporation tax.......................................    1,046      1,046
      Other taxation and social security............................      459        457
      Proposed dividend.............................................    2,300      2,300
      Accruals and deferred income..................................    4,889      4,459
      10% loan notes 1994...........................................      333        333
      Group tax relief payable......................................       --        316
                                                                       ------     -------
                                                                       16,449     25,520
                                                                       ======     ======

15. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                         GROUP      COMPANY
                                                                        -------     -------
                                                                        BRITISH     BRITISH
                                                                       POUND'000   POUND'000
    Borrowings
      Bank loan.....................................................    7,500      7,500
      Loan from subsidiary company..................................      --      25,000
      Hire purchase obligations (note 16)...........................      728        728
                                                                        -----    -------
                                                                        8,228     33,228
    Other
      Corporation tax...............................................       32         --
      Other creditors...............................................      106        105
                                                                        -----     ------
                                                                        8,366     33,333
                                                                       ======     ======

     The bank loan bears interest at 0.75% over LIBOR and is due for repayment on 31 March 1995.

16. OBLIGATIONS UNDER HIRE PURCHASE AGREEMENTS AND OPERATING LEASES

                                                                         GROUP      COMPANY
                                                                        -------     -------
                                                                        BRITISH     BRITISH
                                                                       POUND'000   POUND'000
    Payable within one year.........................................      388         388
    Payable between one and five years..............................      728         728
                                                                        -----      ------
                                                                        1,116       1,116
                                                                        =====      ======

     The hire purchase liabilities are secured on the related assets.

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

16. OBLIGATIONS UNDER HIRE PURCHASE AGREEMENTS AND OPERATING

LEASES -- (CONTINUED)

     Charges under non-cancellable operating leases to which the Group is committed in the year ending 31 December 1993:

                                                                   LAND
                                                                   AND
                                                                 BUILDINGS   OTHER      TOTAL
                                                                 ---------   -----      -----
                                                                 BRITISH     BRITISH    BRITISH
                                                                POUND'000   POUND'000  POUND'000
    On leases expiring
    Within one year..........................................     129         22         151
    Between two and five years...............................     765         80         845
    After five years.........................................   1,595         12       1,607
                                                                -----       ----       -----
                                                                2,489        114       2,603
                                                                =====       ====       =====

17. PROVISIONS FOR LIABILITIES AND CHARGES



                                                                         GROUP        COMPANY
                                                                       --------       -------
                                                                        BRITISH       BRITISH
                                                                       POUND'000     POUND'000
    Deferred taxation:
    At 31 December 1992.............................................    713            1,297
    Profit and loss account (note 6)................................   (713)             613
                                                                       -----         -------
    At 31 December 1993.............................................     --            1,910
                                                                       ======        =======

     The full potential deferred tax liability and provision calculated at the rate of 33% is as follows:


                                                                         FULL
                                                                       POTENTIAL       PROVISION
                                                                       ---------       ---------
                                                                        BRITISH         BRITISH
                                                                       POUND'000       POUND'000

    Accelerated capital allowances..................................    847                201
    Other short term timing differences.............................   (155)             (201)
                                                                       -----           -------
                                                                        692                 --
                                                                       ====            =======

18. CALLED UP SHARE CAPITAL

                                                                  NUMBER
                                                                ----------
    Authorised share capital
      Ordinary shares of 10p each............................   128,452,401     12,845,240
      6.75p Convertible Preference shares 1991-2001 of 10p
         each................................................   15,983,537       1,598,354
      6.75p Convertible Preference shares 1991-1997 of 10p
         each................................................   15,982,423       1,598,242
      Deferred shares of 10p each............................       18,525           1,853
                                                                               -----------
                                                                                16,043,689
                                                                                ==========
    Allotted, called up and fully paid
      Ordinary shares of 10p each............................   99,981,806       9,998,181
      6.75p Convertible Preference shares 1991-2001 of 10p
         each................................................   15,528,640       1,552,864
                                                                               -----------
                                                                                11,551,045
                                                                                ==========

  Issued during the year

     On 10 February 1993, 20,000 new Ordinary shares were issued and allotted at 42p fully paid per share under the terms of the Company's employee share option scheme.

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

18. CALLED UP SHARE CAPITAL -- (CONTINUED)

     On 3 June 1993, the Company issued 2,985,075 new Ordinary shares at a price of 67p per share by way of a private placing.

     On 8 September 1993, 2,491 6.75p Convertible Preference shares 1991-2001 were converted to 1,027 Ordinary shares at the then applicable conversion rate. The balance was converted into 1,464 Deferred shares of 10p each which, on 8 October 1993, were redeemed by the Company for a total consideration of 1p.

     On 8 October 1993, 15,417,957 6.75p Convertible Preference shares 1991-1997 were converted to 25,859,017 Ordinary shares at the then applicable conversion rate. Conversion was effected by the issue of the appropriate number of new Ordinary shares at an aggregate subscription price sufficient to fund the redemption of the shares converted at a redemption price of British Pound 1 per share.

     On 30 November 1993, 39,075 6.75p Convertible Preference shares 1991-1997 were converted to 65,494 Ordinary shares at the then applicable conversion rate. Conversion was effected by redeeming the shares to be converted for British Pound 1 per share and applying the proceeds in paying up the appropriate number of new Ordinary shares arising on conversion.

     On 30 November 1993, 9,443 6.75p Convertible Preference shares 1991-1997 were redeemed by the Company in accordance with its articles of association at a total redemption price of British Pound 1.0283 per share.

     The 6.75p Convertible Preference shares 1991-2001 will ordinarily be convertible at the option of the holder on 31 August in each of the years 1991 to 2001 inclusive. Conversion will be effected on the basis of 0.413639 Ordinary shares for every 10p in nominal amount of the 6.75p Convertible Preference shares 1991-2001. Redemption is at the Company's option after the last date for conversion in 2001. Any such shares not previously converted or redeemed will be redeemed subject to statutory provisions on 30 October 2002. The shares will be redeemed at the amount paid-up on each share together with a premium of 90p per share and any arrears and accruals of dividends to the date of redemption.

  Subsequent event

     On 5 January 1994, 20,000 new Ordinary shares were issued and allotted at 42p fully paid per share under the terms of the Company's employee share option scheme.

  Share options

     Under the terms of the Company's employee share option scheme, the following options are outstanding at 31 December 1993.

           NUMBER OF SHARES
- --------------------------------------
               LAPSED,
 AT 31       RELEASED OR                     AT 31
DECEMBER      EXERCISED      ISSUED IN     DECEMBER      PRICE PER         FIRST DATE            LAST DATE
  1992          1993           1993          1993          SHARE          EXERCISABLE           EXERCISABLE
- --------     -----------     ---------     ---------     ---------     ------------------    ------------------
   5,364          (5,364)           --            --           85p           13 June 1989          13 June 1996
 535,551        (408,155)           --       127,396          138p       22 December 1992      22 December 1999
  25,000              --            --        25,000           98p            14 May 1994           14 May 2001
 125,000              --            --       125,000           60p        1 November 1994       1 November 2001
 639,698         (40,000)           --       599,698           42p          22 April 1995         22 April 2002
      --              --       225,000       225,000           68p          28 April 1996         28 April 2003
      --              --       257,500       257,500           84p      20 September 1996     20 September 2003
- ---------    -----------     ---------     ---------
1,330,613       (453,519)      482,500     1,359,594
=========    ===========     =========     =========

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

18. CALLED UP SHARE CAPITAL -- (CONTINUED)

     Options over 433,519 Ordinary shares to former employees of the Company lapsed under the terms of the scheme's rules and accordingly the holders were informed by the Company Secretary on 1 July 1993.

19. RESERVES

                                                               CAPITAL            PROFIT
                                                               REDEMP-   REVALU-    AND     GOODWILL
                                          SHARE      MERGER     TION     ATION      LOSS    WRITTEN
                                         PREMIUM    RESERVE    RESERVE   RESERVE   ACCOUNT    OFF
                                         ------     ------     -------   -------   -------   -------
                                         BRITISH    BRITISH    BRITISH   BRITISH   BRITISH   BRITISH
                                        POUND'000  POUND'000  POUND'000 POUND'000 POUND'000 POUND'000

(a) Group
  At 31 December 1992..................  10,349     81,563        2        --     (1,628)    (79,451)
     Conversion of Preference shares...  (1,075)        --       --        --         --          --
     Premium arising on new share
       issues..........................   1,707         --       --        --         --          --
     Expenses arising on new share
       issues..........................     (14)        --       --        --         --          --
     Goodwill written off (note
       19(c))..........................      --         --       --        --         --      (1,640)
     Revaluation of Trust Fund
       investments.....................      --         --       --       136         --          --
     Retained profit...................      --         --       --        --      3,262          --
                                         ------     ------      ---       ---     ------     -------
       At 31 December 1993.............  10,967     81,563        2       136      1,634     (81,091)
                                         ======     ======      ===       ===     ======     =======

                                                                                         PROFIT
                                                                                CAPITAL    AND
                                                        SHARE      MERGER    REDEMPTION    LOSS
                                                       PREMIUM     RESERVE     RESERVE   ACCOUNT
                                                       ------      ------      -------   -------
                                                        BRITISH     BRITISH     BRITISH   BRITISH
                                                       POUND'000   POUND'000   POUND'000 POUND'000

(b) Company
  At 31 December 1992................................  10,349      81,563         2       6,240
     Conversion of Preference shares.................  (1,075)         --        --          --
     Premium arising on new share issues.............   1,707          --        --          --
     Expenses arising on new share issues............     (14)         --        --          --
     Retained profit.................................      --          --        --       4,170
                                                       ------      ------      ----      ------
       At 31 December 1993...........................  10,967      81,563         2      10,410
                                                       ======      ======      ====      ======

                                              BOOK                   FAIR
                                              VALUE                  VALUE
                                               OF          FAIR       OF
                                               NET         VALUE     NET                   CONSID-
                                              ASSETS      PROVISIONS ASSETS    GOODWILL    ERATION
                                              ------      ---------- ------    --------    -------
                                               BRITISH     BRITISH    BRITISH   BRITISH     BRITISH
                                              POUND'000   POUND'000  POUND'000 POUND'000   POUND'000

(c) Goodwill written off
Businesses acquired:
  Portland Funeral Services................     320        (30)      290         615         905
  Henry Paul Limited.......................     420       (160)      260         594         854
  Fisher Funeral Services..................     115        (10)      105         137         242
  John Campbell Funeral Undertakers........     195        (15)      180          42         222
  Hannington Funeral Directors.............      75        (40)       35         245         280
  Others...................................      --         --        --           7           7
                                              -----       ----       ---       -----       -----
                                              1,125       (255)      870       1,640       2,510
                                              =====       ====       ===       =====       =====

     The provisions of British Pound 255,000 relate to refurbishments of properties acquired to bring these properties up to the Group standard.

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

20. PENSION COMMITMENTS

     The Group operates a defined benefit pension scheme for its employees, the funds of which are administered by Trustees. Actuarial valuations are performed every three years and contributions made in accordance with the actuaries' recommendations. The scheme is an Exempt Approved Scheme under the terms of the Income and Corporation Taxes Act 1988 and members are contracted out of the State Earnings Related Pension Scheme.

     The profit and loss account charge for pension costs is made in accordance with the accounting policy in note 1.

     The Group Pension Scheme had an actuarial valuation undertaken as at 6 April 1993 using the Projected Unit method of valuation, with a five year control period. The principal assumptions were investment yields of 9% and increases in pensionable earnings of 7% per annum.

     At 6 April 1993, Group scheme assets had a fund value of British Pound 3,085,000 representing 76% of the liabilities for benefits that had accrued to members, allowing for expected future increases in pensionable earnings. Following recommendations from the Actuary, the total contribution was increased from 13.6% to 16.2% with effect from 1 January 1993, allowing for the amortisation of the deficit over 15 years, the average remaining service life of employees.

     The net pension cost charged to the profit and loss account in the year ended 31 December 1993 in respect of the defined benefit scheme amounted to British Pound 510,000 and no accounting adjustment has been made for the deficit referred to above on the grounds of immateriality.

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

21. ADJUSTMENTS AND DISCLOSURES TO REFLECT U.S. GAAP

     These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United Kingdom (UK GAAP) which conform in all material respects with generally accepted accounting principles in the United States (US GAAP) except as set out below.

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                               U.K.                  ADJUSTMENTS
                               GAAP         -----------------------------
                             STATUTORY                             DEFERRED                U.S.
                             ACCOUNTS      DEPRECIATION GOODWILL     TAX       DIVIDENDS   GAAP
                             -------       ------------ --------     ---       ---------   -----
                              BRITISH       BRITISH      BRITISH      BRITISH   BRITISH    BRITISH
                             POUND'000     POUND'000    POUND'000    POUND'000 POUND'000  POUND'000

Turnover
  Continuing operations....   51,249                                                       51,249
  Acquisitions.............      800                                                          800
                             -------       ----         ------       ---       ----       -------
                              52,049                                                       52,049
  Cost of sales............  (15,429)                                                     (15,429)
                             -------       ----         ------       ---       ----       -------
Gross Profit...............   36,620                                                       36,620
Administrative expenses....  (24,017)                                                     (24,017)
Depreciation-buildings.....       --       (203)(1)                                          (203)
Goodwill amortisation......       --                    (2,027)(2)                         (2,027)
                             -------       ----         ------       ---       ----       -------
Operating profit...........   12,603       (203)        (2,027)                            10,373
Interest receivable........      210                                                          210
Interest payable...........     (796)                                                        (796)
                             -------       ----         ------       ---       ----       -------
Profit on Ordinary
  activities before
  Taxation.................   12,017       (203)        (2,027)                             9,787
Taxation...................   (3,781)                                 68(3)                (3,713)
                             -------       ----         ------       ---       ----       -------
Profit on Ordinary
  activities after
  Taxation.................    8,236       (203)        (2,027)       68                    6,074
Minority interests.........       (5)                                                          (5)
                             -------       ----         ------       ---       ----       -------
Profit for the Financial
  Year.....................    8,231       (203)        (2,027)       68                    6,069
Dividends..................   (4,969)                                           879(4)     (4,090)
                             -------       ----         ------       ---       ----       -------
Retained Profit for the
  Financial Year...........    3,262       (203)        (2,027)       68        879         1,979
                             =======       ====         ======        ==       ====       =======

 The adjustments included in the above note are explained beginning on page 54

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

21. ADJUSTMENTS AND DISCLOSURES TO REFLECT U.S. GAAP -- (CONTINUED)

                           CONSOLIDATED BALANCE SHEET

                                       U.K.
                                       GAAP            ADJUSTMENTS
                                     STATUTORY     -----------------       DEFERRED
                                     ACCOUNTS      DEPRECIATION GOODWILL     TAX      DIVIDENDS       U.S. GAAP
                                     -------       ------------ --------     ---      ---------       ---------
                                      BRITISH       BRITISH    BRITISH      BRITISH    BRITISH         BRITISH
                                     POUND'000     POUND'000  POUND'000    POUND'000  POUND'000       POUND'000

Fixed Assets
  Tangible assets excluding land
    & buildings....................    9,136                                                              9,136
  Land & buildings: NBV at
    31.12.93.......................   27,217       (893)(1)                                              26,324
                                     -------       ----       ------       ----       -------         ---------
      Total tangible assets........   36,353       (893)                                                 35,460
Intangible assets: Goodwill
  31.12.93.........................                           72,143(2)                                  72,143
Trust fund assets..................    1,170                                                              1,170
                                     -------       ----       ------       ----       -------         ---------
                                      37,523       (893)      72,143                                    108,773
Current Assets
  Stock............................      919                                                                919
  Debtors..........................    9,215                                             (575)            8,640
  Cash at hand and in bank.........    1,924                                                              1,924
                                     -------       ----       ------       ----       -------          --------
                                      12,058                                             (575)           11,483
Creditors: Amounts falling due
  within one year..................  (16,449)                                           2,875           (13,574)
                                     -------       ----       ------       ----       -------          --------
Net Current Liabilities............   (4,391)                                           2,300            (2,091)
                                     -------       ----       ------       ----       -------          --------
      Total Assets less Current
         Liabilities...............   33,132       (893)      72,143                    2,300           106,682
Creditors: Amounts falling due
  after more than one year.........   (8,366)                                                            (8,366)
Provision for liabilities and
  Charges..........................                                        (692)(3)                        (692)
                                     -------       ----       ------       ----       -------           -------
                                      24,766       (893)      72,143       (692)        2,300            97,624
                                     ========      ====       ======       ====       =======           =======
Capital and Reserves
  Called up share capital..........   11,551                                                             11,551
  Share premium account............   10,967                                                             10,967
  Merger reserve...................   81,563                                                             81,563
  Capital redemption reserve.......        2                                                                  2
  Revaluation reserve..............      136                                                                136
  Profit and loss account-b/f......   (1,628)      (690)(1)   (6,921)(2)   (760)(3)     1,421            (8,578)
  Profit and loss account-1993.....    3,262       (203)(1)   (2,027)(2)     68(3)        879             1,979
                                     -------       ----       ------       ----       -------           -------
Shareholders' Funds-Gross..........  105,853       (893)      (8,948)      (692)        2,300            97,620
Goodwill written off...............  (81,091)                 81,091(2)
Shareholders' Funds-Net............   24,762       (893)      72,143       (692)        2,300            97,620
Minority interests.................        4                                                                  4
                                     -------       ----       ------       ----       -------           -------
                                      24,766       (893)      72,143       (692)        2,300            97,624
                                     =======      ====        ======       ====       =======           =======

- ---------------

(1) Under UK GAAP, in certain circumstances, it is acceptable not to provide for depreciation on freehold and long leasehold land and buildings. Under US GAAP buildings must be depreciated. For the purposes of the above adjustment, depreciation has been provided on freehold and long leasehold buildings on a straight line basis over 50 years.

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

21.  ADJUSTMENTS AND DISCLOSURES TO REFLECT U.S. GAAP -- (CONTINUED)

(2) Under UK GAAP, goodwill can be eliminated from the accounts immediately on acquisition against reserves. Under US GAAP, goodwill must be capitalised and amortised to the income statement over its estimated useful life. For the purposes of the above adjustment, goodwill has been capitalised and is being amortised over a 40 year period.

(3) Under UK GAAP, deferred taxation is provided under the liability method only to the extent that it is probable that an asset or liability will crystalize. Under US GAAP deferred tax liabilities or assets are provided on all temporary timing differences existing at the end of a financial period. For the purposes of the above adjustment, a deferred tax provision has been recognised in respect of all timing differences.

(4) Under UK GAAP, dividends are recognised in the period to which they relate. Under US GAAP, dividends are recognised in the period when they are formally declared. For the purposes of the above adjustment, the 1993 proposed dividend that was recognised in the 1993 Plantsbrook accounts has not been recognised in the 1993 US GAAP figures. However the 1993 US GAAP profit and loss account has been adjusted to reflect the 1992 proposed dividend that was declared during 1993.

(5) Under UK GAAP, income from pre-need funeral plans is taken to the profit and loss account as received. This is disclosed in Note 1 to the financial statements on page 41. Under the US GAAP it is not acceptable to recognise principal payments pursuant to the sale of pre-need funeral plans until the funeral has been conducted. No adjustment has been made for this difference between UK GAAP and US GAAP as the impact on the profit and loss account is not considered likely to be material.

(6)  Operating Lease Commitments

          The annual payments under non-cancellable operating leases to which the company is committed are as follows:

                                                                             BRITISH
                                                                            POUND'000
                                                                            ---------
          1994............................................................    2,549
          1995............................................................    2,398
          1996............................................................    2,145
          1997............................................................    1,910
          1998............................................................    1,751
          Thereafter......................................................   12,942
                                                                             23,695

     The majority of operating lease commitments relate to land and buildings.

(7) Hire purchase obligations

          The future payments to which the company is committed under hire purchase arrangements are as follows:

                                                                              BRITISH
                                                                             POUND'000
                                                                             ---------
          1994.............................................................     388
          1995.............................................................     337
          1996.............................................................     300
          1997.............................................................      91
          1998.............................................................      --
          Thereafter.......................................................      --
                                                                             ------
                                                                              1,116

                             PLANTSBROOK GROUP PLC

                      FOR THE YEAR ENDED 31 DECEMBER 1993

21. ADJUSTMENTS AND DISCLOSURES TO REFLECT U.S. GAAP -- (CONTINUED)

(8) Taxation

          The provision for taxation for the year ended 31 December 1993 in accordance with US GAAP is as follows:

                                                                              BRITISH
                                                                             POUND'000
                                                                             ---------
          Current taxes....................................................   4,650
          Current deferred.................................................    (861)
          Future deferred..................................................      80
          Adjustment in respect of prior years.............................    (156)
                                                                             ------
                                                                              3,713

     Deferred tax assets and liabilities as at 31 December 1993 were as follows:

                                                                              BRITISH
                                                                             POUND'000
                                                                             ---------
          Non current -- Accelerated capital allowances....................     847
          Non current -- Pre arranged funeral plans........................     355
                                                                             ------
          Deferred tax liabilities.........................................   1,202
          Current -- Accrued liabilities...................................    (510)
                                                                             ------
          Deferred tax assets..............................................    (510)
                                                                             ------
          Net deferred tax liabilities.....................................     692

(9) Earnings per share

          The Earnings per share under US GAAP is as follows:

          Primary..........................................................   5.67p
          Fully Diluted....................................................      --

     The primary earnings per share figure for the year ended 31 December 1993 is based on the weighted average number of 80,071,289 Ordinary shares in issue during the year, after allowing for the allotment of shares under the share option scheme and the profit of British Pound 4,543,000 which is stated after taxation minority interests and preference dividends, and an adjustment to income for interest on the share options.

     The fully diluted earnings per share calculation is based on 106,477,621 Ordinary shares in issue after allowing for full conversion rights attaching to convertible securities and the allotment of shares under the share option scheme and a corresponding adjustment to income for interest. The conversion of the 1997 Preference shares in October 1993 has been taken into consideration. The calculation produced anti-dilutive results.

                             PLANTSBROOK GROUP PLC

                     CONSOLIDATED PROFIT AND LOSS ACCOUNT
                 FOR THE PERIOD ENDED 30TH JUNE, 1994 AND 1993
                                  (UNAUDITED)

                                                                                       1994            1993
                                                                                   ----------------------------
                                                                                     BRITISH           BRITISH
                                                                          NOTES     POUND'000         POUND'000
                                                                          ------    ---------         ---------
Turnover
  Continuing Operations.................................................              26,222            26,346
  Acquisitions..........................................................                 845                --
                                                                                    --------          --------
                                                                                      27,067            26,346
Cost of Sales...........................................................              (8,195)           (7,569)
                                                                                    --------          --------
Gross Profit............................................................              18,872            18,777
Administrative Expenses.................................................             (12,270)          (12,482)
                                                                                    --------          --------
Operating Profit........................................................               6,602             6,295
Interest Receivable.....................................................                 130               126
Interest Payable........................................................                (292)             (460)
                                                                                    --------          --------
Profit on Ordinary Activities before Taxation...........................               6,440             5,961
Taxation................................................................              (2,029)           (1,967)
                                                                                    --------          --------
Profit on Ordinary Activities after Taxation............................               4,411             3,994
Minority Interests......................................................                  (2)               (4)
                                                                                    --------          --------
Profit after Taxation...................................................               4,409             3,990
Dividends -- Preference and Ordinary....................................                (524)           (1,861)
                                                                                    --------          --------
Profits Retained........................................................               3,885             2,129
                                                                                    --------          --------
Earnings per Share
  Fully diluted.........................................................       2        4.11p             3.83p
                                                                                    --------          --------
  Basic.................................................................                3.89p             4.11p

- ---------------

Notes

1. It is not feasible to separate the impact of acquisitions on operating profit since the new businesses have been fully integrated into the Group's existing branch network and financial reporting structure.

2. The basic earnings per share calculation for the six months ended 30th June, 1994 has been based on the weighted average of 100,001,364 (1993: 71,512,061) Ordinary shares in issue during the period and the profit after taxation, minority interests and preference dividends.

   The fully diluted earnings per Ordinary share calculation has been based upon 107,764,651 (1993: 105,270,093) Ordinary shares in issue, after allowing for full conversion rights attaching to convertible securities and the allotment of shares under the option scheme, with a corresponding adjustment to income for interest.

3. The financial information set out in this announcement which has been prepared under Accounting Policies consistent with those adopted for the accounts for the year ended 31st December, 1993 does not constitute full accounts as referred to in Section 254 of the Companies Act 1985.

                             PLANTSBROOK GROUP PLC

                           CONSOLIDATED BALANCE SHEET
                             AS AT 30TH JUNE, 1994
                                  (UNAUDITED)

                                                                                      BRITISH
                                                                                     POUND'000
                                                                                     ---------
Fixed Assets
  Tangible assets..................................................................    39,362
  Trust Fund assets................................................................       625
                                                                                      -------
                                                                                       39,987
Current assets
  Stocks...........................................................................     1,068
  Debtors..........................................................................     6,656
  Cash at bank and in hand.........................................................     2,412
                                                                                      -------
                                                                                       10,136
                                                                                      -------
Creditors: Amounts falling due within one year
  Borrowings.......................................................................      (500)
  Other creditors..................................................................   (16,920)
                                                                                      -------
                                                                                      (17,420)
Net current liabilities............................................................    (7,284)
                                                                                      -------
Total assets less current liabilities..............................................    32,703
Creditors: Amounts falling due after more than one year
  Borrowings.......................................................................    (8,509)
  Other creditors..................................................................      (326)
Provisions for liabilities and charges.............................................        --
                                                                                      -------
                                                                                       23,868
                                                                                      -------
Capital and Reserves
  Called up share capital..........................................................    11,553
  Share premium account............................................................    10,972
  Merger reserve...................................................................    81,563
  Capital redemption reserve.......................................................         2
  Profit and loss account..........................................................     5,519
                                                                                      -------
Shareholders' Funds -- Gross.......................................................   109,609
Goodwill written off...............................................................   (85,748)
                                                                                      -------
Shareholder's Funds -- Net.........................................................    23,861
Minority interests.................................................................         7
                                                                                      -------
                                                                                       23,868
                                                                                      -------
Reconciliation of movements in Shareholders' Funds
  Profit for the period............................................................     4,409
  Dividends........................................................................      (524)
                                                                                      -------
Retained profit for the period.....................................................     3,885
Issue of Shares....................................................................         7
Goodwill written off...............................................................    (4,657)
Revaluation of Trust Fund Investments..............................................      (136)
                                                                                      -------
Net reduction to Shareholders' Funds...............................................      (901)
Opening Shareholders' Funds -- Net.................................................    24,762
                                                                                      -------
Closing Shareholders' Funds -- Net.................................................    23,861
                                                                                      -------

                            PLANTSBROOK GROUP PLC

                             CASH FLOW STATEMENT
                FOR THE PERIOD ENDED 30TH JUNE, 1994 AND 1993
                                  (UNAUDITED)

                                                                                           1994                        1993
                                                                           --------------------------------------------------
                                                                             BRITISH      BRITISH        BRITISH      BRITISH
                                                                NOTES       POUND'000    POUND'000      POUND'000    POUND'000
                                                                ------      ---------    ---------      ---------    ---------
Net cash inflow from operating activities....................       (i)                   10,220                         8,620
Returns on investments and servicing of finance..............
  Net interest paid..........................................                  (166)                         (275)
  Dividends paid.............................................                  (524)                       (2,488)
                                                                             ------                        ------
                                                                                            (690)                       (2,763)
Taxation.....................................................
Taxation received/(paid).....................................                                581                           (41)
                                                                                          ------                       -------
Net cash inflow before investing activities..................                             10,111                         5,816
Investing activities.........................................
Purchase of tangible fixed assets............................                (2,213)                       (1,611)
Purchase of trust fund investments...........................                  (608)                          --
Purchase of businesses net of cash and cash equivalents......                (6,497)                       (2,005)
Disposal of tangible fixed assets............................                   294                           582
                                                                             ------                        ------
                                                                                          (9,024)                       (3,034)
                                                                                          ------                        ------
Net cash inflow before financing.............................                              1,087                         2,782
  Financing..................................................
  Issue of shares............................................      (ii)           8                         2,008
  Share conversion and issue expenses........................      (ii)          (1)                          (15)
  Hire purchase repayments...................................      (ii)        (273)                       (3,371)
  Loan notes repaid..........................................      (ii)        (333)                         (409)
                                                                             ------                        ------
                                                                                            (599)                       (1,787)
                                                                                          ------                        -------
Increase in cash and cash equivalents........................     (iii)                      488                           995
                                                                                          ------                        -------

                            PLANTSBROOK GROUP PLC

                   FOR THE SIX MONTHS ENDED 30TH JUNE, 1994 AND 1993
                                  (UNAUDITED)

NOTES

(I) RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                                     1994             1993
                                                                                  ----------------------------
                                                                                   BRITISH            BRITISH
                                                                                  POUND'000          POUND'000
                                                                                  ---------          ---------
    Operating profit............................................................   6,602               6,295
    Depreciation................................................................   1,472               1,324
    Profit on disposal of tangible fixed assets.................................     (66)                 14
    Trust fund investment written down..........................................     313                  --
    Increase in liability in respect of prepaid funeral plans...................     704                 583
    Working capital movements:
    Stocks......................................................................    (139)                 70
    Debtors.....................................................................   1,254               1,034
    Creditors...................................................................      80                (700)
                                                                                  ------               ------
                                                                                  10,220               8,620
                                                                                  ======               ======

(II) ANALYSIS OF MOVEMENTS IN FINANCING DURING THE YEAR

                                                                             LOAN
                                                                            STOCK
                                                                             AND
                                                                SHARE        HIRE       BANK
                                                               CAPITAL*     PURCHASE    LOAN
                                                               -------      --------   -------
                                                               BRITISH      BRITISH    BRITISH
                                                              POUND'000    POUND'000  POUND'000
    At 31st December, 1992..................................  104,083      1,449      7,500
    Share issue proceeds....................................        8          0          0
    Share conversion and issue expenses.....................       (1)         0          0
    Hire purchase and loan finance..........................        0        666          0
    Hire purchase repayments................................        0       (273)         0
    Loan notes repaid.......................................        0       (333)         0
                                                              -------      -----      -----
    At 30th June, 1994......................................  104,090      1,509      7,500
                                                              =======      =====      =====

- ---------------

* Including share premium, merger reserve and capital redemption reserve.

(III) ANALYSIS OF MOVEMENTS IN CASH AND CASH EQUIVALENTS DURING THE YEAR


                                                                                     MOVEMENT
                                                                                     IN 1994
                                                                1994       1993       PERIOD
                                                                ----       ----       ------
                                                                BRITISH    BRITISH    BRITISH
                                                               POUND'000  POUND'000  POUND'000
    Cash at bank and in hand..................................  2,412      1,924        488
    Bank overdraft............................................      0          0          0
                                                                -----      -----      -----
                                                                2,412      1,924        488
                                                                =====      =====      =====

                            PLANTSBROOK GROUP PLC

              FOR THE SIX MONTHS ENDED 30TH JUNE, 1994 AND 1993
                                 (UNAUDITED)

NOTES -- (CONTINUED)

(IV) PURCHASE OF BUSINESSES

     Fair value of net assets acquired

                                                                                     1994               1993
                                                                                   ---------------------------
                                                                                    BRITISH            BRITISH
                                                                                   POUND'000          POUND'000
    Tangible fixed assets........................................................   1,830                395
    Stock........................................................................      10                 --
                                                                                    -----              -----
                                                                                    1,840                395
    Goodwill.....................................................................   4,657              1,610
                                                                                    -----              -----
                                                                                    6,497              2,005
                                                                                    =====              =====
    Analysis of the net outflow of cash and cash equivalents in respect of the purchase of businesses
      Cash consideration.........................................................   6,497              2,005
      Bank loans of acquired businesses..........................................       0                 --
      Cash acquired..............................................................       0                 --
                                                                                    -----              -----
                                                                                    6,497              2,005
                                                                                    =====              =====

                            PLANTSBROOK GROUP PLC

                            NOTES TO THE ACCOUNTS
              FOR THE SIX MONTHS ENDED 30TH JUNE, 1994 AND 1993
                                 (UNAUDITED)

1. MATERIAL CHANGES

     The directors of Plantsbrook are not aware of any material changes in the financial or trading position of the Plantsbrook Group since 31st December, 1993, the date to which the last audited consolidated accounts were drawn up.

2. ADJUSTMENTS AND DISCLOSURES TO REFLECT U.S. GAAP

     These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United Kingdom (UK GAAP) which conform in all material respects with generally accepted accounting principles in the United States (US GAAP) except as set out below.

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT



                                                                      1994
                                                 ----------------------------------------------
                                                   U.K.              ADJUSTMENTS
                                                   GAAP         ---------------------    U.S.
                                                  ACCOUNTS      DEPRECIATION GOODWILL    GAAP
                                                  -------       ------------ --------   -------
                                                  BRITISH       BRITISH    BRITISH      BRITISH
                                                 POUND'000     POUND'000  POUND'000    POUND'000

Turnover.......................................   27,067                                27,067
Costs and Expenses.............................  (20,465)      (102)(1)   (1,043)(2)   (21,610)
Net Interest Payable...........................     (162)                                 (162)
Tax on Profit on Ordinary Activities...........   (2,029)                               (2,029)
                                                 -------       ----       ------       -------
Profit on Ordinary Activities..................    4,411       (102)      (1,043)        3,266
                                                 =======       ====       ======       =======


                                                                      1993
                                                 ----------------------------------------------
                                                   U.K.              ADJUSTMENTS
                                                   GAAP         ---------------------    U.S.
                                                  ACCOUNTS      DEPRECIATION GOODWILL    GAAP
                                                  -------       ------------ --------   -------
                                                  BRITISH       BRITISH    BRITISH      BRITISH
                                                 POUND'000     POUND'000  POUND'000    POUND'000

Turnover.......................................   26,346                                26,346
Costs and Expenses.............................  (20,051)      (100)(1)     (995)(2)   (21,146)
Net Interest Payable...........................     (334)                                 (334)
Tax on Profit on Ordinary Activities...........   (1,967)                               (1,967)
                                                 -------       ----       ------       -------
Profit on Ordinary Activities..................    3,994       (100)        (995)        2,899
                                                 =======       ====       ======       =======

                           CONSOLIDATED BALANCE SHEET

                                                           ADJUSTMENTS
                                            U.K.     ----------------------------
                                            GAAP                              DEFERRED     U.S.
                                           ACCOUNT     DEPRECIATION GOODWILL     TAX       GAAP
                                          ---------    ------------ --------   --------    -----
                                           BRITISH      BRITISH    BRITISH      BRITISH    BRITISH
                                          POUND'000    POUND'000  POUND'000    POUND'000  POUND'000

Fixed Assets............................  39,987       (995)                              38,992
Intangible Asset: Goodwill..............      --                  75,757(2)               75,757
Net Current Liabilities.................  (8,534)                                         (8,534)
Creditors: Amounts due After One Year...  (8,835)                              (692)(3)   (9,527)
                                          ------       ----       ------       ----       ------
                                          22,618       (995)      75,757       (692)      96,688
                                          ------       ----       ------       ----       ------
Capital and Reserves....................  22,618       (995)      75,757       (692)      96,688
                                          ======       ====       ======       ====       ======

- ---------------

(1) Under UK GAAP, in certain circumstances, it is acceptable not to provide for depreciation on freehold and long leasehold land and buildings. Under US GAAP buildings must be depreciated. For the purposes of the above adjustment, depreciation has been provided on freehold and long leasehold buildings on a straight line basis over 50 years.

(2) Under UK GAAP, goodwill can be eliminated from the accounts immediately on acquisition against reserves. Under US GAAP, goodwill must be capitalised and amortised to the income statement over its estimated useful life. For the purposes of the above adjustment, goodwill has been capitalised and is being amortised over a 40 year period.

(3) Under UK GAAP, deferred taxation is provided under the liability method only to the extent that it is probable that an asset or liability will crystallize. Under US GAAP deferred tax liabilities or assets are provided on all temporary timing differences existing at the end of a financial period. For the purposes of the above adjustment, a deferred tax provision has been recognised in respect of all timing differences.

                            PLANTSBROOK GROUP PLC

                            NOTES TO THE ACCOUNTS
              FOR THE SIX MONTHS ENDED 30TH JUNE, 1994 AND 1993
                                 (UNAUDITED)

2. ADJUSTMENTS AND DISCLOSURES TO REFLECT U.S. GAAP -- (CONTINUED)

(4) Under UK GAAP, dividends are recognised in the period to which they relate. Under US GAAP, dividend are recognised in the period when they are formally declared. For the purposes of the above adjustment, the 1993 proposed dividend that was recognised in the 1993 Plantsbrook accounts has not been recognised in the 1993 US GAAP figures. However the 1993 US GAAP profit and loss account has been adjusted to reflect the 1992 proposed dividend that was declared during 1993.

(5) Under UK GAAP, income from pre-need funeral plans is taken to the profit and loss account as received. This is disclosed in Note 1 to the financial statements on page 41. Under US GAAP it is not acceptable to recognise principal payments pursuant to the sale of pre-need funeral plans until the funeral has been conducted. No adjustment has been made for this difference between UK GAAP and US GAAP as the impact on the profit and loss account is not considered likely to be material.

(6)  Earnings per share

                                                                                 1994        1993
                                                                               --------------------
        The Earnings per share under US GAAP is as follows:
          Primary.............................................................  2.73p        2.59p
          Fully Diluted.......................................................   *            *

- ---------------

* Anti-dilutive

     The primary earnings per share figure for the six months ended 30th June 1994 is based on the weighted average number of 101,341,400 (1993: 72,905,409) Ordinary shares in issue during the period, after allowing for the allotment of shares under the share option scheme and the profit of British Pound 2,796,000 (1993: British Pound 1,892,000) which is stated after taxation minority interests and preference dividends, and an adjustment to income for interest on the share options.

Item 7.   Financial Statements and Exhibits.

          (c)   Exhibits:

                23.1  -Consent of Independent Accountants (Robson Rhodes)

                23.2  -Consent of Independent Accountants (Price Waterhouse)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SERVICE CORPORATION INTERNATIONAL

                                          By:   /s/  SAMUEL W. RIZZO
                                                     Samuel W. Rizzo
                                                 Executive Vice President
                                            Chief Financial Officer/Treasurer
                                              (Principal Financial Officer)

November 14, 1994

                              EXHIBIT  INDEX

       Exhibit No.

          23.1     -Consent of Independent Accountants (Robson Rhodes)

          23.2     -Consent of Independent Accountants (Price Waterhouse)